FARMER BROS. CO. RETIREMENT PLAN



	Amendment and Restatement
	Effective January 1, 2001






	TABLE OF CONTENTS

                                                                   Page

Article 1. Definitions	1
	1.01	Accrued Pension	1
	1.02	Accrued Pension Derived from Employer Contributions	1
	1.03	Accrued Pension Derived from Participant Contributions	1
	1.04	Accumulated Contributions	1
	1.05	Actuarial Equivalent	2
	1.06	Administrative Committee	2
	1.07	Affiliated Employer	3
	1.08	Alternate Accrued Pension Derived from Participant
Contributions	3
	1.09	Annuity Starting Date	3
	1.10	Beneficiary	3
	1.11	Benefit Service	4
	1.12	Board of Directors	6
	1.13	Break in Service	6
	1.14	Code	6
	1.15	Company	6
	1.16	Compensation	6
	1.17	Determination Date	7
	1.18	Disability or Disabled	7
	1.19	Early Retirement Date	8
	1.20	Effective Date	8
	1.21	Eligible Employee	8
	1.22	Employee	8
	1.23	Employer	9
	1.24	Enrollment Date	9
	1.25	ERISA	9
	1.26	Final Average Compensation	9
	1.27	Highly Compensated Employee	10
	1.28	Hour of Service	11
	1.29	IRS Interest Rate	12
	1.30	IRS Mortality Table	12
	1.31	Investment Manager	 12
	1.32	Leased Employee	 13
	1.33	Leave of Absence	 13
	1.34	Maximum Compensation Limitation	 13
	1.35	Normal Retirement Age	 14
	1.36	Normal Retirement Date	 14
	1.37	Parental Leave	 14
	1.38	Participant	 15
Article 1. Definitions (Continued)
	1.39	Participant Contributions	 15
	1.40	Pension	 15
	1.41	Plan	 15
	1.42	Plan Year	 15
	1.43	Postponed Retirement Date	 15
	1.44	Qualified Domestic Relations Order	 15
	1.45	Qualified Joint and Survivor Annuity	 16
	1.46	Residual Accrued Pension Derived from Participant
Contributions	 16
	1.47	Retirement Date	 16
	1.48	Section 203(a)(3)(B) Service	 16
	1.49	Section 417 Interest Rate	 16
	1.50	Severance from Service Date	 16
	1.51	Spousal Consent	 17
	1.52	Spouse	 17
	1.53	Stability Period	17
	1.54	Trust	 17
	1.55	Trustee	 17
	1.56	Year of Eligibility Service	 17
	1.57	Year of Vesting Service	 18
	1.58	Union Employee	18

Article 2.  Eligibility and Participation	 19
	2.01	Eligibility	 19
	2.02	Participation	 19
	2.03	Reemployment of Former Employees and Former Participants	 19
	2.04	Transferred Participants	 20
	2.05	Termination of Participation	 20

Article 3.  Contributions	 21
	3.01	Participant Contributions	 21
	3.02	Suspension of Participation	 21
	3.03	In-Service Withdrawal of Accumulated Contributions	 22
	3.04	Employer Contributions	 22
	3.05	Plan-to-Plan Transfers / Rollover Contributions	 22
	3.06	Return of Contributions	 22
	3.07	Contributions during Period of Service in the Uniformed
Services of the United States	23

Article 4.  Termination of Employment Prior to Retirement	 25
	4.01	Amount of Vested Interest	 25
	4.02	Distribution of Vested Interest	 25
	4.03	Repayment of Participant Contributions	 28

Article 5.  Eligibility for and Amount of Pension Benefits	 29
	5.01	Normal Retirement	 29
	5.02	Postponed Retirement	 31
	5.03	Early Retirement	 34
	5.04	Disability Retirement	 34
	5.05	Termination With Vesting	 36
	5.06	Adjustments to Pensions in Pay Status	 36
	5.07	Suspension of Benefits	 37
	5.08	Nonduplication of Benefits	39

Article 6.  Restrictions on Benefits and Payments	 40
	6.01	Maximum Annual Benefit Limitation and Maximum Annual
Additions Limitation	 40
	6.02	Top-Heavy Provisions 	 41
	6.03	Limitation Concerning Highly Compensated Employees or
Former Highly Compensated Employees	 41

Article 7.  Form of Payment of Pension Benefits	 42
	7.01	Normal Form of Payment	 42
	7.02	Automatic Form of Payment	 42
	7.03	Optional Forms of Payment	 43
	7.04	Election of Options	 46
	7.05	Method of Payment for Eligible Rollover Distributions	 49
	7.06	Commencement of Payments	 50

Article 8. Death Benefits	 54
	8.01	Spouse's Pension	 54
	8.02	Children's Pension	 56
	8.03	Death Benefits Payable to Participant's Estate	57
	8.04	Accumulated Contributions 	 58

Article 9.  Administration of the Plan	 59
	9.01	Appointment of Administrative Committee 	 59
	9.02	Duties of Administrative Committee 	 59
	9.03	Meetings 	 59
	9.04	Action of Majority 	 60
	9.05	Compensation and Bonding 	 60
	9.06	Establishment of Rules 	 60
	9.07	Manner of Administering 	 60
	9.08	Prudent Conduct 	 61
	9.09	Service In More Than One Fiduciary Capacity 	 61
	9.10	Limitation of Liability 	 61
	9.11	Indemnification 	 61
	9.12	Expenses of Administration 	 62
	9.13	Claims and Review Procedures 	 62

Article 10.  Management of Funds	 65
	10.01	The Trustee 	 65
	10.02	Exclusive Benefit Rule 	 65
	10.03	Appointment of Investment Manager 	 65

Article 11.  Amendment, Merger and Termination	 66
	11.01	Amendment of the Plan 	 66
	11.02	Merger or Consolidation 	 66
	11.03	Additional Participating Employers 	 66
	11.04	Termination of the Plan 	 67

Article 12.  General Provisions	 68
	12.01	Nonalienation; Qualified Domestic Relations Orders 	 68
	12.02	Conditions of Employment Not Affected by Plan 	 68
	12.03	Facility of Payment 	 68
	12.04	Information 	 69
	12.05	(Reserved)	 70
	12.06	Proof of Death and Right of Beneficiary or Other Person	 70
	12.07	Failure to Locate Recipient	 70
	12.08	Action by the Board of Directors	 70
	12.09	Construction	 71



Appendix A.	Maximum Annual Benefit Limitation and Maximum Annual
Additions Limitation	 72
	A.01	Definitions	 72
	A.02	Adjustments to Maximum Annual Benefit Limitation	 76
	A.03	Maximum Annual Additions Limitation	 79
	A.04	Participant in a Defined Contribution Plan	 80
	A.05	Preservation of Current Accrued Pension	 80

Appendix B.  Top-Heavy Provisions	 82
	B.01	General Definitions	 82
	B.02	Top-Heavy Definition	 84
	B.03	Provisions Applicable When The Plan Is Top-Heavy	 84

Appendix C.	Limitation Concerning Highly Compensated Employees or
Former Highly Compensated Employees (Effective
January 1, 1994)	 87
	C.01	Restrictions	 87
	C.02	Limitation on Restrictions	 87

Appendix D.	Limitation Concerning Highly Compensated Employees or
Former Highly Compensated Employees (Effective January 1,
1989, Through December 31, 1993)	 89



	PREAMBLE TO
	FARMER BROS. CO. RETIREMENT PLAN

The Farmer Bros. Co. Retirement Plan (the "Plan") was originally adopted, effective July 1, 1964, by Farmer Bros. Co. for the benefit of its employees. The Plan was subsequently amended on various occasions, and restated effective January 1, 1982 (the "Prior Plan").

This document constitutes the terms of the Plan, as amended and restated effective January 1, 1989, except as otherwise provided herein. This document incorporates Amendment 1 through Amendment 6 to the Prior Plan. In addition, it is intended that this document include all additional amendments necessary for the Plan to remain qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended by the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Act of 1989, the Unemployment Compensation Amendments of 1992, and the Omnibus Budget Reconciliation Act of 1993.

Effective January 1, 2001, except as stated herein, the Plan is hereby amended and restated in its entirety to comply with the following acts of legislation known collectively as GUST:

 	General Agreement on Tariffs and Trade enacted in 1994 [also known as the
Uruguay Round Agreements Act] (GATT)
 	Uniformed Services Employment and Reemployment Rights Act of 1994
(USERRA)
	Small Business Job Protection Act of 1996 (SBJPA '96)
	Taxpayer Relief Act of 1997 (TRA '97)




Article 1. Definitions

The following words and phrases, when used in the Plan with an initial capital letter, shall have the following meanings, unless the context clearly indicates otherwise:

1.01	"Accrued Pension" means, as of any Determination Date, the normal retirement Pension, payable commencing on the Participant's Normal Retirement Date, or immediately if the Participant has already attained his Normal Retirement Age, computed under Section 5.01(b) on the basis of the Participant's Final Average Compensation and Benefit Service to the Determination Date.

1.02	"Accrued Pension Derived from Employer Contributions" means, as of any
Determination Date, the excess, if any, of a Participant's Accrued
Pension over his Accrued Pension Derived from Participant
Contributions.

1.03	"Accrued Pension Derived from Participant Contributions" means the portion of a Participant's Accrued Pension payable at age 65, or current age if later than age 65, funded with his Accumulated Contributions. The Accrued Pension Derived from Participant
Contributions shall be equal to the Actuarial Equivalent of the Participant's Accumulated Contributions, credited with interest, compounded annually at the IRS Interest Rate (the Section 417 Interest Rate prior to January 1, 2000) for the period beginning on the Determination Date and ending on the later of the Participant's Normal Retirement Age or Annuity Starting Date, expressed as an annual benefit payable at age 65, or current age if later than age 65, in the form described in Section 7.01.

1.04	"Accumulated Contributions" means, with respect to a Participant, his
Participant Contributions credited with interest, compounded annually at the rate of:

	(a)	3% per annum through December 31, 1975;

	(b)	5% per annum for the period beginning January 1, 1976, and ending
December 31, 1987; and

	(c)	120% of the Federal mid-term rate (as in effect under
Section 1274 of the Code for the first month of the applicable
Plan Year) for the period beginning January 1, 1988, and ending on the Determination Date.

1.05	"Actuarial Equivalent" means the equivalent, payable in an alternate form or at an alternate time, of a benefit payable in a normal form under the Plan as described in Section 7.01. Such equivalent shall generally be calculated based on a rate of interest of 6.5, utilizing the 1971 Group Annuity Mortality Table for Males.

	With respect to the calculation of lump sum payments in accordance with
Section 4.02(e), 7.02(b), 7.03(a)(iii) and 12.01(b), the interest rate utilized prior to January 1, 2000 shall be the lesser of 6.5% or the
Section 417 Interest Rate.

Notwithstanding the above, for the purpose of determining lump sums on and after January 1, 2000 and ending on the date this Plan is adopted, Actuarial Equivalent shall be based on one of the following assumptions, whichever produces the greater benefit:

(a)	The IRS Interest Rate and the IRS Mortality Table.

(b)	The 1971 Group Annuity Mortality Table for Males and an interest rate equal to the lesser of (a) 6.5% or (b) the Section 417
Interest Rate.

For lump sum payments determined after the date this Plan is adopted, Actuarial Equivalent shall be based on one of the following assumptions, whichever produces the greater benefit:

(a)	The IRS Interest Rate and the IRS Mortality Table.

(b)	The 1971 Group Annuity Mortality Table for Males and an interest rate equal to 6.5%.

1.06	"Administrative Committee" means the committee appointed pursuant to
Article 9.



1.07	"Affiliated Employer" means any company not participating in the Plan which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) with the Employer; any trade or business under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under
Section 414(o) of the Code. Notwithstanding the foregoing, for purposes of Sections 1.30(b) and 6.01, the definitions in Sections 414(b) and 414(c) of the Code shall be modified as provided in
Section 415(h) of the Code.

1.08	"Alternate Accrued Pension Derived from Participant Contributions" is equal to the Participant's Accumulated Contributions divided by 10, or an actuarially equivalent factor in the event the Participant's Annuity Starting Date is later than his Normal Retirement Age. Notwithstanding the foregoing, the Participant's Alternate Accrued Pension Derived from Participant Contributions shall not exceed his Accrued Pension Derived from Participant Contributions.

1.09	"Annuity Starting Date" means, with respect to a Participant, the applicable of:

	(a)	The first day of the first period for which an amount is payable as an annuity under the Plan, or

	(b)	Where the benefit is not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to his benefit under the Plan.

1.10	"Beneficiary" means any person, persons or entity named by a
Participant by written designation filed with the Administrative Committee to receive benefits payable in the event of the Participant's death. However, if the Participant is married, his Spouse shall be deemed to be the Beneficiary unless or until he elects another Beneficiary by a written designation filed with the Administrative Committee. Any such designation shall not be effective without Spousal Consent. If no such designation is in effect at the time of death of the Participant, or if no person, persons or entity so designated shall survive the Participant, the Participant's estate shall be deemed to be the Beneficiary.

1.11	"Benefit Service" means, with respect to any Participant, the period beginning on the Participant's Enrollment Date and ending on his Severance from Service Date, subject to the following:

	(a)	Prior to July 1, 1964, Benefit Service shall not be credited:

		(i)	Until the later of the date the Participant (A) attains
age 35, or (B) completes one Year of Eligibility Service;

		(ii)	For any period credited for retirement benefits under any
other pension plan to which the Employer contributes; and

		(iii)	Unless the Participant elects to become a participant as of
the date he is first eligible to do so.

	(b)	If the Participant is absent from the service of the Employer or an Affiliated Employer because of service in the uniformed services of the United States and if the Participant returns to the service of the Employer or an Affiliated Employer, having applied to return while his reemployment rights were protected by law, and makes all Participant Contributions as required under Plan Section 3.07, that absence shall be included in his Benefit
Service;

	(c)	If the Participant is on a Leave of Absence approved by the
Employer under rules uniformly applicable to all Employees similarly situated, the Employer may authorize the inclusion in his Benefit Service of any portion of that period of leave;

	(d)	Service during a period in which a Participant fails to make the contributions required under Section 3.01 shall not count as Benefit Service hereunder;

	(e)	Service with any other company which has been or may later be acquired by the Employer or an Affiliated Employer shall count only as required by law or as may be determined by the Company;

	(f)	With respect to the month that includes the Participant's
Enrollment Date, a Participant shall be credited with one full month of Benefit Service if the Participant's Enrollment Date is on or before the 15th day of the month; with respect to the month that includes the Participant's Severance from Service Date, a Participant shall be credited with one full month of Benefit
Service if the Participant's Severance from Service Date is on or after the 15th day of the month; otherwise partial months of Benefit Service shall be disregarded; and

(g)	Service with the Employer or an Affiliated Employer on and after
July 1, 1964, while the Employee is a Union Employee shall count provided that:

(i)	The Employee is credited with an Hour of Service on or after
January 1, 1995, or is on an approved Leave of Absence as of January 1, 1995;

(ii)	The Employee makes Participant Contributions during the 60
months required by Section 3.01;

 (iii)	The Employee does not terminate his employment with the
Employer and all Affiliated Employers prior to the date the Employee reaches his earliest Early Retirement Date; and

 (iv)	The Employee provides the Administrative Committee with the
information it deems necessary to determine the amount of any pension payable to the Employee under the terms of a defined benefit pension plan to which the Employer contributes, directly or indirectly, to the extent that such pension is based on a period of employment with the Employer for which the Employee receives credit for Pension benefits under this
Section 1.11(g); and



	(h)	If the Participant incurs a Break in Service, and he is
subsequently rehired, the Participant's Benefit Service accrued after reemployment shall be aggregated with his Benefit Service accrued prior to the Break in Service only if (i) the Participant was vested in his Accrued Pension Derived from Employer
Contributions, or (ii) (A) the Participant's consecutive one-year Breaks in Service do not equal or exceed the greater of five years or his Years of Vesting Service before the Break in Service, and (B) the Participant is credited with at least one
Year of Vesting Service after his Break in Service. If the Participant's Break in Service ended prior to January 1, 1985, or if he had a Break in Service on December 31, 1984, and the number of his consecutive one-year Breaks in Service as of that date exceeded his Years of Vesting Service under the Plan provisions then in effect, then his previously accrued Benefit Service shall be excluded.

1.12	"Board of Directors" means the Board of Directors of the Company.

1.13	"Break in Service" means any Plan Year in which an Employee completes less than 501 Hours of Service. A Break in Service shall not occur during a layoff that is less than one year in duration, or an approved
Leave of Absence or a period of military service which is included in a Participant's Benefit Service pursuant to Sections 1.11(b) and (c).

1.14	"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

1.15	"Company" means Farmer Bros. Co., and any successor by merger, purchase or otherwise, with respect to its employees.

1.16	"Compensation" means wages as defined in Section 3401(a) of the Code
(for purposes of income tax withholding at the source), but determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (e.g., the exception for agricultural labor in Section 3401(a)(2)). However, for purposes of the Plan, Compensation shall:

	(a)	Include any salary deferral reductions pursuant to Section 401(k)
of the Code or pursuant to a cafeteria plan as described in
Section 125 of the Code;

	(b)	Exclude any imputed income for auto allowances or company-paid life insurance for the Participant (including amounts for which the Employer or Affiliated Employer is required to furnish a written statement pursuant to Section 6052 of the Code); and

	(c)	Not exceed the Maximum Compensation Limitation.

	Prior to January 1, 1972, Compensation means the compensation paid to a Participant by the Employer for services performed, but excluding overtime pay, premium pay, commissions, bonuses, any benefits received under the Employer's salary continuation plans, and travel expense and other allowances.



1.17	"Determination Date" means the date as of which an Accrued Pension or other benefit is calculated.

1.18	"Disability" or "Disabled" means the total and permanent incapacity, as determined by the Administrative Committee based upon competent medical advice, of the Employee to engage in any occupation or perform any work for remuneration or profit by reason of any medically determinable injury, disease or mental impairment. In determining whether or not a Participant is and continues to be Disabled, the Administrative
Committee may at any reasonable time require the Participant to submit to an examination by one or more physicians approved by the Administrative Committee. If the Participant refuses to submit to such examination, the Participant shall be deemed, for purposes of the Plan, to have recovered from his Disability.

	Notwithstanding the foregoing, an Employee shall not be considered Disabled if the injury or disease (a) resulted from or consists of habitual drunkenness or addiction to narcotics, (b) was contracted, suffered or incurred while the Employee was engaged in, or resulted from his having engaged in, a criminal enterprise, (c) was intentionally self-inflicted, (d) arose while the Employee was absent without leave or layoff, (e) arose out of service in the armed forces of any country, or (f) arose as a result of or while engaged in his own business or in working for an employer other than the Employer.

1.19	"Early Retirement Date" means the first day of the calendar month on or immediately after the later of the date the Participant attains age 55 or completes five years of Benefit Service.

1.20	"Effective Date" means July 1, 1964.

1.21	"Eligible Employee" means an Employee other than:

 	(a)	An Employee who is included in a unit of employees covered by a collective bargaining agreement between employee representatives and the Employer if there is evidence that retirement benefits were the subject of good faith bargaining and the agreement does not provide for such Employee's participation in the Plan,



	(b)	An Employee who is a nonresident alien and receives no United
States source income,

	(c)	A Leased Employee, and

 	(d)	An Employee who is employed in a division, unit, facility or class of Employees whom the Employer has determined in writing not to be covered by the terms of the Plan.

1.22	"Employee" means an individual employed by the Employer who meets the following requirements:

(a)	the Employer withholds income tax on any portion of his or her income and Social Security contributions are made for him or her by the Employer, and

(b)	such individual is determined by the Employer to be an Employee, for purposes of the Employer's payroll records.



	"Employee" does not include a "Leased Employee," as defined in Code
Section 414(n)(2). Only individuals who are paid as employees from an Employer payroll and are treated by the Employer as Employees will be considered Employees for purposes of the plan. Any individual who is treated as an independent contractor by the Employer is not an Employee. Also, an individual who renders services to the Employer pursuant to an agreement between the Employer and a leasing organization, temporary employment agency or any other organization is not an Employee. Any individual who is retroactively or in any other way held or found to be a "statutory" or "common law employee" of the Employer will not be eligible to participate in the Plan for any period he or she was not contemporaneously treated as an Employee by the Employer and considered by the Employer to be an Employee under this
Section 1.22. In addition, such an individual will remain ineligible for participation in the Plan unless the Plan is amended to specifically render the individual eligible for Plan participation.

1.23	"Employer" means the Company, F.B.C. Finance Company, and any other company participating in the Plan as provided in Section 11.03 with respect to its employees.

1.24	"Enrollment Date" means the Effective Date and the first day of any pay period thereafter as of which an Employee who has met the Plan's eligibility requirements elects to commence participation in the Plan.

1.25	"ERISA" means the Employee Retirement Income Security Act of 1974, as
amended from time to time.

1.26	"Final Average Compensation" means the sixty (60) consecutive calendar months of Benefit Service during which the Participant's average monthly Compensation is the highest out of the one hundred twenty (120) consecutive calendar months of Benefit Service immediately preceding the Participant's date of termination, retirement or Disability. If the Participant has less than sixty (60) consecutive months of Benefit Service, his Final Average Compensation shall be equal to the monthly average of his Compensation during the total calendar months of his Benefit Service. Compensation earned during partial months of Benefit
Service shall be ignored.

	For purposes of this Section 1.26, months of Benefit Service shall be considered consecutive if separated by (a) a Break in Service, (b) a period of layoff, (c) an unpaid leave of absence, (d) a period of non-covered service, or (e) a period during which no Participant
Contributions are made.

1.27	"Highly Compensated Employee" means an Employee classified as a highly compensated employee as determined under Section 414(q) of the Code and any regulations issued thereunder. Notwithstanding the foregoing, for each Plan Year the Administrative Committee may elect to determine the status of Highly Compensated Employees under the simplified snapshot method described in IRS Revenue Procedure 93-42.

Effective for Plan Years beginning January 1, 1997, "Highly Compensated Employee" means an Employee who:

(a)	was a five percent (5%) owner during the current Plan Year or the preceding Plan Year; or

(b)	during the preceding Plan Year,

(1)	received Section 414(s) Compensation of more than $80,000
(or such larger amount as may be modified for cost-of-living adjustments by the Commissioner of the IRS); and

(2)	if the Employer so elects, was a member of the top twenty
percent (20%) of active Employees when ranked on the basis of Section 414(s) Compensation during the preceding Plan
Year. Any election hereunder shall be made in accordance with regulations issued under section 414(q)(1) of the Code, as amended by section 1431(a) of the Small Business
Job Protection Act of 1996. For purposes of determining the group with the highest twenty percent (20%) of Section
414(s) Compensation, employees described in Section
414(q)(8) of the Code and Q&A-9(b) of regulation section
1.414(q)-1T are excluded.



For purposes of determining Highly Compensated Employees, employers aggregated with the Employer under section 414(b), (c), (m) or (o) are treated as a single Employer.

1.28	"Hour of Service" means, for purposes of determining a Participant's
Benefit Service, each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliated Employer.

	For purposes of determining an Employee's Vesting and Eligibility Service, Hour of Service means, with respect to any applicable computation period-

	(a)	Each hour for which the Employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliated
Employer,

	(b)	Each hour for which the Employee is paid or entitled to payment by the Employer or an Affiliated Employer on account of a period during which no duties are performed, whether or not the employ-ment relationship has terminated, due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or Leave of Absence, but not more than 501 hours for any single continuous period,

	(c)	Each hour for which back pay, irrespective of mitigation of
damages, is either awarded or agreed to by the Employer or an Affiliated Employer, excluding any hour credited under (a) or
(b), which shall be credited to the computation period or periods to which the award, agreement or payment pertains, rather than to the computation period in which the award, agreement or payment is made, and

	(d)	Solely for purposes of determining whether the Employee has in-
curred a Break in Service under the Plan, each hour for which the Employee would normally be credited under paragraph (a) or (b) above during a period of Parental Leave but not more than 501 hours for any single continuous period. However, the number of hours credited to the Employee under this paragraph (d) during the computation period in which the Parental Leave began, when added to the hours credited to the Employee under paragraphs (a) through (c) above during that computation period, shall not exceed 501. If the number of hours credited under this paragraph
(d) for the computation period in which the Parental Leave began is zero, the provisions of this paragraph (d) shall apply as though the Parental Leave began in the immediately following computation period.

	No hours shall be credited on account of any period during which the Employee performs no duties and receives payment solely for the purpose of complying with unemployment compensation, workers' compensation or disability insurance laws. Hours of Service are also not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. The
Hours of Service credited shall be determined as required by Title 29 of the Code of Federal Regulations, Section 2530.200b-2(b) and (c).

1.29	"IRS Interest Rate" means the annual rate of interest on 30-year
Treasury Securities as specified by the Commissioner for the November (the look-back month) preceding the Stability Period.

1.30	"IRS Mortality Table" means the mortality table prescribed by the
Secretary of the Treasury under Code Section 417(e)(3)(A)(ii)(I) as in effect on the first day of the applicable Stability Period.

1.31	"Investment Manager" means the person (or organization), if any, to whom the Company has, pursuant to Section 10.03, delegated the responsibility and authority to manage, acquire or dispose of all or a designated portion of the assets of the Plan. The Investment Manager shall be (a) registered in good standing as an investment adviser under the Investment Advisers Act of 1940 (the "Act"), (b) a bank, as defined in the Act, or (c) an insurance company qualified to perform investment management services under the laws of more than one state of the United States. In addition, the Investment Manager shall acknowledge in writing that it is a fiduciary with respect to the management, acquisition and control of all or the designated portion of the assets of the Plan.

1.32	"Leased Employee" means any person (other than a person described in
Section 414(n)(5) of the Code) who is not otherwise an Employee of the Employer or an Affiliated Employer and who provides services to the Employer or an Affiliated Employer (the "Recipient") if:

	(a)	Such services are provided pursuant to an agreement between the
Recipient and a "leasing organization";

	(b)	Such person has performed such services for the Recipient (or the
Recipient and the Employer or an Affiliated Employer) on a substantially full-time basis for a period of at least one year;
and

	(c)	Effective for Plan Years beginning after December 31, 1996, such services are performed under the primary direction and control of the Employer.

1.33	"Leave of Absence" means an absence authorized by the Employer under its standard personnel practices as applied in a uniform and non-discriminatory manner to all persons similarly situated.

1.34	"Maximum Compensation Limitation" means, effective on or after January
1, 1989, and before January 1, 1994, $200,000 per year.  As of January
1 of each calendar year on and after January 1, 1990, and before January 1, 1994, the Maximum Compensation Limitation as determined by the Commissioner of Internal Revenue for the calendar year shall become effective as the Maximum Compensation Limitation taken into account for Plan purposes for the Plan Year beginning within that calendar year in lieu of the $200,000 limitation set forth above.

	Commencing January 1, 1994, the Maximum Compensation Limitation means $150,000 per year. If for any calendar year after 1994, the cost-of-living adjustment described in the following sentence is equal to or greater than $10,000, then the Maximum Compensation Limitation (as previously adjusted hereunder) for any Plan Year beginning in any subsequent calendar year shall be increased by the amount of such cost-of-living adjustment, rounded to the next lowest multiple of $10,000.
The cost-of-living adjustment shall equal the excess of (i) $150,000 increased by the adjustment made under Section 415(d) of the Code for the calendar year, except that the base period for purposes of
Section 415(d)(1)(A) of the Code shall be the calendar quarter beginning October 1, 1993, over (ii) the Maximum Compensation
Limitation in effect for the Plan Year beginning in the calendar year.

	Prior to Plan Years beginning on January 1, 1997, in determining a Participant's compensation for purposes of the Maximum Compensation Limitation, if any individual is a member of the family of a 5-percent owner or of a Highly Compensated Employee who is in the group consisting of the 10 individuals paid the greatest compensation during the year, then (i) such individual shall not be considered as a separate employee and (ii) any compensation paid to such individual
(and any applicable benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the 5-percent owner or Highly Compensated Employee; provided, however, that for purposes of this Section 1.34, the term "family" shall include only the Participant's Spouse and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of the foregoing family aggregation rules, the Maximum Compensation Limitation is exceeded, then the limit shall be prorated among the affected individuals in proportion to each such individual's compensation as determined prior to the application of the Maximum Compensation Limitation. After December 31, 1996, the family aggregation rules are repealed.

1.35	"Normal Retirement Age" means the date the Participant attains age 65.

1.36	"Normal Retirement Date" means the first day of the calendar month on or immediately after an Employee's Normal Retirement Age.

1.37	"Parental Leave" means a period in which the Employee is absent from work immediately following his or her active employment due to (a) the Employee's pregnancy, (b) the birth of the Employee's child, (c) the placement of a child with the Employee in connection with the adoption of that child by the Employee, or (d) the Employee's caring for that child for a period beginning immediately following the birth or placement of such child. Such a leave shall be subject to verification by the Administrative Committee.

1.38	"Participant" means any person included for participation in the Plan as provided in Article 2 and who continues to be entitled to benefits under the Plan.

1.39	"Participant Contributions" means the mandatory contributions paid by
Participants pursuant to Section 3.01.

1.40	"Pension" means a Participant's benefit under the Plan, generally payable in the form of an annuity.

1.41	"Plan" means the Farmer Bros. Co. Retirement Plan as set forth in this document, or as amended from time to time.

1.42	"Plan Year" means the 12-month period beginning on any January 1.

1.43	"Postponed Retirement Date" means the first day of the calendar month on or immediately after the date that a Participant terminates his employment with the Employer or an Affiliated Employer after his Normal Retirement Date.

1.44	"Qualified Domestic Relations Order" means a judgment, decree, or order issued by a court of competent jurisdiction which:

	(a)	Creates for, or assigns to, a Spouse, former Spouse, child or other dependent of a Participant the right to receive all or a portion of the Participant's benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that Spouse, former Spouse, child or dependent;

	(b)	Is made pursuant to a State domestic relations law;

	(c)	Does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan; and

	(d)	Otherwise meets the requirements of Section 206(d) of ERISA as determined by the Administrative Committee.

1.45	"Qualified Joint and Survivor Annuity" means an annuity described in
Section 7.02(a).

1.46	"Residual Accrued Pension Derived from Participant Contributions" is equal to the excess, if any, of the Participant's Accrued Pension
Derived from Participant Contributions over the Participant's Alternate Accrued Pension Derived from Participant Contributions.

1.47	"Retirement Date" means a Participant's Early, Normal or Postponed
Retirement Date, whichever is applicable.

1.48	"Section 203(a)(3)(B) Service" means the employment of an Employee by the Employer or an Affiliated Employer during a calendar month, subsequent to the time the payment of the Participant's Pension commenced or would have commenced if the Employee had not remained in or returned to employment during such month, if the Employee is credited with at least 40 Hours of Service during such calendar month.

1.49	"Section 417 Interest Rate" means the interest rate or rates that would be used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution upon termination of an insufficient trusteed single-employer plan as of the first day of the Plan Year in which the determination is made.

1.50	"Severance from Service Date" means the earlier of:

	(a)	The date an Employee quits, retires, is discharged or dies, or

 	(b)	The first anniversary of the date on which an Employee is first absent from service from the Employer or an Affiliated Employer, with or without pay, for any reason (other than resignation, retirement, discharge or death), such as vacation, sickness, Disability, layoff or Leave of Absence.

1.51	"Spousal Consent" means written consent given by a Participant's Spouse to an election made by the Participant of a specified form of benefit or a designation by the Participant of a specified Beneficiary other than the Spouse. That consent shall be duly witnessed by a Plan representative or notary public and shall acknowledge the effect on the Spouse of the Participant's election. The requirement for spousal consent may be waived by the Administrative Committee if it is established to its satisfaction that there is no spouse, or that the Spouse cannot be located, or because of such other circumstances as may be established by applicable law. Spousal Consent shall be applicable only to the particular Spouse who provides such consent.

1.52	"Spouse" means the person legally married to the Participant.

1.53	"Stability Period" means the calendar year in which the Annuity
Starting Date occurs for the distribution.

1.54	"Trust" means the fund established by the Company to hold and invest the assets of the Plan.

1.55	"Trustee" means the bank, trust company or individuals selected by the
Company to take custody of the assets of the Plan.

1.56	"Year of Eligibility Service" means, with respect to an Employee, the
12-month period beginning on the first date as of which the Employee is credited with an Hour of Service, or any Plan Year beginning after that date, in which the Employee first completes at least 1,000 Hours of Service.



1.57	"Year of Vesting Service" means, with respect to an Employee, any Plan
Year in which the Employee completes at least 1,000 Hours of Service.
If the Employee incurs a Break in Service, and he is subsequently rehired, the Employee's Years of Vesting Service accrued after reemployment shall be aggregated with his Years of Vesting Service accrued prior to the Break in Service only if (i) the Employee was vested in his Accrued Pension Derived from Employer Contributions, or
(ii) (A) the Employee's consecutive one-year Breaks in Service do not equal or exceed the greater of five years or his Years of Vesting
Service before the Break in Service, and (B) the Employee is credited with at least one Year of Vesting Service after his Break in Service.
If the Employee's Break in Service ended prior to January 1, 1985, or if he had a Break in Service on December 31, 1984, and the number of his consecutive one-year Breaks in Service as of that date exceeded his Years of Vesting Service under the Plan provisions then in effect, then his previously accrued Years of Vesting Service shall be excluded.

If an Employee returns to employment after a period of service in the uniformed services of the United States within the time stipulated under Section 414(u) of the Code, he/she shall be credited for Years of Vesting Service during such period.

1.58	'Union Employee' means an Employee who is not eligible to participate in
the Plan solely because he is a member of a unit of employees covered by a collective bargaining agreement between employee representatives and the Employer or Affiliated Employer and there is evidence that retirement benefits were the subject of good faith bargaining and the agreement does not provide for such Employee's participation in the Plan.


Article 2.  Eligibility and Participation



2.01	Eligibility

	(a)	Each Employee who is a Participant in the Plan on
December 31, 1988, shall continue to be a Participant in the Plan as of January 1, 1989. Former Employees who retired, died or terminated prior to January 1, 1989, shall continue to receive or be entitled to receive such benefits as they may have accrued pursuant to the terms of the Plan in effect on December 31, 1988.

	(b)	Each other Employee shall be eligible to become a Participant in the Plan provided that he is an Eligible Employee and:

		(i)	The Employee has completed one Year of Eligibility Service;
or

		(ii)	The Employee was a participant under, and transferred from,
another plan maintained by the Employer.

2.02	Participation

	An Employee who is eligible to become a Plan Participant in accordance with Section 2.01 shall become a Participant as of the first Enrollment
Date after the date he files with the Employer, within the time period established by the Administrative Committee, an enrollment form as prescribed by the Administrative Committee which shall authorize the Employer to deduct from his Compensation the Participant Contributions required under Section 3.01.

2.03	Reemployment of Former Employees and Former Participants

(a)	Any person reemployed by the Employer as an Eligible Employee who was previously a Participant or who was previously eligible to become a Participant, shall be immediately eligible to become a Participant in the Plan upon the filing of an enrollment form in accordance with Section 2.02.

	(b)	Each other person reemployed by the Employer as an Eligible
Employee shall be eligible to become a Participant in the Plan upon satisfying the requirements of Section 2.01(b) and the filing of an enrollment form in accordance with Section 2.02.

2.04	Transferred Participants

	A Participant who remains in the employ of the Employer or an Affiliated Employer, but ceases to be an Eligible Employee, shall continue to be a Participant in the Plan, but shall not be eligible to make Participant Contributions or otherwise accrue benefits under the Plan while his employment status is other than as an Eligible Employee.

2.05	Termination of Participation

	An Eligible Employee's participation in the Plan shall terminate on the date he terminates employment with the Employer and all Affiliated
Employers unless the Participant is entitled to benefits under the Plan, in which event his participation shall terminate when those benefits are distributed to him.


Article 3.  Contributions



3.01	Participant Contributions

Each Employee who meets the eligibility requirements for Plan participation described in Article 2, and who completes an enrollment form as described in Section 2.02, shall:

(a)	Prior to April 1, 1995, contribute to the Plan, by payroll
deduction, 2% of his Compensation for all periods that he is an active Plan Participant inclusive of a period of active Plan participation after he has reached Normal Retirement Age; and

 (b)	On and after April 1, 1995, contribute to the Plan, by payroll deduction, 2% of his Compensation for all periods that he is an active Plan Participant inclusive of a period of active Plan participation after he has reached Normal Retirement Age; provided, however, that such Participant Contributions shall not be required
(or permitted):

(i)	With respect to a Participant who is an Employee as of
January 1, 1995, or who is on an approved Leave of Absence as of January 1, 1995, after the Participant has been credited with 60 months of Benefit Service (before Section 1.11(g) is applied); and

(ii)	With respect to a Participant who is not an Employee as of
January 1, 1995, and who is not on an approved Leave of Absence as of January 1, 1995, after the Participant has been credited with 60 months of Benefit Service after January 1, 1995 (before Section 1.11(g) is applied).

3.02	Suspension of Participation

	(a)	Participation in the Plan by each Eligible Employee is voluntary.
A Participant may suspend his participation as of the end of any pay period. To suspend participation the Participant must file a written notice with the Administrative Committee within the time period established by the Administrative Committee. A
Participant who has suspended participation may resume participation on the first day of any pay period which is at least twelve calendar months after the effective date of his last suspension of participation.

	(b)	In no event shall a Participant be permitted to make up
contributions he could have made during a period of suspension.

3.03	In-Service Withdrawal of Accumulated Contributions

	On and after January 1, 1985, a Participant shall not be permitted to withdraw his Participant Contributions while he is employed by the Employer.

3.04	Employer Contributions

	The Employer shall make the contributions that, in addition to the contributions made by Participants employed by the Employer, are necessary to maintain the Plan on a sound actuarial basis and to meet the minimum funding standards prescribed by law. Any forfeitures shall be used to reduce the contributions otherwise payable by the Employer.

3.05	Plan-to-Plan Transfers / Rollover Contributions

	A Participant shall not be permitted to transfer to the Trust any portion of his distribution from any other qualified plan, nonqualified plan, or individual retirement annuity or account.

3.06	Return of Contributions

	Except as provided below, at no time shall any contributions (or portions thereof) revert to the Employer prior to discharge of all liabilities under the Plan -

 	(a)	The Employer's contributions to the Plan are conditioned upon
Section 404 of the Code. If all or part of the Employer's deduc-tions under Section 404 of the Code for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies shall be returned to the Employer without interest but reduced by any investment loss attributable to those contributions. The return shall be made within one year after the disallowance of the deduction.

 	(b)	The Employer may recover, without interest, the amount of its contributions to the Plan made on account of a mistake of fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions.

3.07	Contributions during Period of Service in the Uniformed Services of the
United States

(a)	Notwithstanding any provision of this Plan to the contrary,
contributions, benefits and service credit with respect to qualified service in the uniformed services of the United States will be provided in accordance with Section 414(u) of the Code. Without regard to any limitations on contributions set forth in this Article 3, a Participant who is reemployed on or after August 1, 1990 and is credited with benefit service under the provisions of Section 1.11 because of a period of service in the uniformed services of the United States, may elect to contribute to the Plan the Participant Contributions that could have been contributed to the Plan in accordance with the provisions of the Plan had he or she remained continuously employed by the Employer throughout such period of absence ("make-up contributions"). The amount of make-up contributions shall be determined on the basis of the Participant's Compensation in effect immediately prior to the period of absence, and the terms of the Plan at such time.
Any contribution to the Plan described in this paragraph shall be made during the applicable repayment period. The repayment period shall equal three (3) times the period of absence, but not longer than five (5) years and shall begin on the latest of: (i) the Participant's date of reemployment, (ii) October 13, 1996, or
(iii) the date the Employer notifies the Employee of his or her rights under this Section. Credited interest on make-up contributions is made in accordance with Section 1.04.

(b)	Participant Contributions under this Section 3.07 are considered
"Annual Additions," as defined in Section 415(c)(2) of the Code, and shall be limited in accordance with the provisions of Section
6.01 and Appendix A with respect to the Plan Year or Plan Years to which such contributions relate rather than the Plan Year in which payment is made.


Article 4.  Termination of Employment Prior to Retirement



4.01	Amount of Vested Interest

	(a)	A Participant shall at all times be fully vested in his Accrued
Pension Derived from Participant Contributions and Residual
Accrued Pension Derived from Participant Contributions, whichever is applicable.

	(b)	A Participant shall become fully vested in his Accrued Pension
Derived from Employer Contributions on the date he (i) attains his Normal Retirement Age provided that the Participant is employed by an Employer or Affiliated Employer on that date, or
(ii) completes 5 years of Vesting Service.

4.02	Distribution of Vested Interest

	(a)	If, on his Severance from Service Date, the Participant has no vested interest in his Accrued Pension, the Participant shall be deemed to have received a cash lump sum of $0 (equal to the present value of his vested Accrued Pension as of such termination date) and such Accrued Pension shall be forfeited as of his Severance from Service Date.

	(b)	If, on his Severance from Service Date, the Participant has a vested interest only in his Accrued Pension Derived from Participant Contributions (i.e., he has no vested interest in his Accrued Pension Derived from Employer Contributions), the
Participant may elect:

	 	(i)	To receive a lump sum distribution of his Accumulated
Contributions, with Spousal Consent if the present value of his vested Accrued Pension exceeds $5,000 (prior to August
5, 1997 this amount was $3,500), in which event he will forfeit his Accrued Pension Derived from Employer
Contributions; however, if he later again becomes a Participant, he may repay such Accumulated Contributions in accordance with the repayment provisions contained in
Section 4.03 in order to restore his prior Accrued Pension;

		(ii)	To receive his Accrued Pension Derived from Participant
Contributions in the form of an immediate annuity, commencing as of the first day of the month immediately following the Participant's Severance from Service Date;
the annuity shall be the Actuarial Equivalent (determined without regard to the early retirement factors described in
Section 5.03(b)) of the Participant's Accrued Pension
Derived from Participant Contributions and shall be payable only as a Qualified Joint and Survivor Annuity; or

	 	(iii)	To receive his Accrued Pension Derived from Participant
Contributions commencing as of his Retirement Date.

	(c)	If, on his Severance from Service Date, the Participant has a vested interest only in his Accrued Pension Derived from Employer
Contributions (i.e., he has no Accumulated Contributions), he will receive a deferred Pension based on such interest commencing as of his Retirement Date.

	(d)	If, on his Severance from Service Date, the Participant has a vested interest in his Accrued Pension Derived from Participant
Contributions and his Accrued Pension Derived from Employer
Contributions, he may elect:

	 	(i)	To receive his entire Accrued Pension commencing as of his
Retirement Date;

	 	(ii)	Prior to the date that he commences to receive the Pension
described in Section 4.02(d)(i), to receive a lump sum distribution of his Accumulated Contributions, with Spousal
Consent if the present value of his Accrued Pension exceeds
$5,000 (prior to August 5, 1997 this amount was $3,500); if he later again becomes a Participant, he may repay such Accumulated Contributions in accordance with the repayment provisions contained in Section 4.03 in order to restore his prior Accrued Pension; in the event the Participant does not repay his Accumulated Contributions, the Pension payable to the Participant as of his Retirement Date shall be the sum of his (A) Accrued Pension Derived from Employer
Contributions and (B) Residual Accrued Pension Derived from
Participant Contributions; or

		(iii)	Prior to the date that he commences to receive the Pension
described in Section 4.02(d)(i), to receive his Accrued
Pension Derived from Participant Contributions in the form of an immediate annuity; the annuity shall be the Actuarial
Equivalent (determined without regard to the early retirement factors described in Section 5.03(b) unless the Participant has attained age 55) of the Participant's
Accrued Pension Derived from Participant Contributions and shall be payable only as a Qualified Joint and Survivor
Annuity; in the event the Participant elects to receive his Accrued Pension Derived from Participant Contributions as an immediate annuity, the additional Pension payable to the Participant as of his Retirement Date shall be the sum of his (A) Accrued Pension Derived from Employer Contributions and (B) Residual Accrued Pension Derived from Participant
Contributions.

	(e)	In any case, an immediate lump sum payment, which is the
Actuarial Equivalent of the Participant's vested Accrued Pension, shall be made in lieu of all benefits if the value of the lump sum payment is $5,000 (prior to August 5, 1997 this amount was $3,500) or less. The lump sum payment may be made at any time on or after the date the Participant terminates employment.
However, if a lump sum payment is to be made after a Parti-cipant's Annuity Starting Date, the Participant must consent in writing to such form of distribution and, if he is married, Spousal Consent must also be obtained. If a Participant, who has a vested interest only in his Accrued Pension Derived from Participant Contributions (i.e., he has no vested interest in his Accrued Pension Derived from Employer Contributions), receives a lump sum distribution in accordance with this subparagraph (e) and later again becomes a participant, he may repay his Accumulated Contributions in accordance with the repayment provisions contained in Section 4.03 in order to restore his prior Accrued Pension.

4.03	Repayment of Participant Contributions

	A Participant who has received a prior distribution of his Accumulated Contributions shall have forfeited his Accrued Pension Derived from Participant Contributions to the extent of such distribution, and may have forfeited the related Accrued Pension Derived from Employer
Contributions. A Participant may restore such benefits by repaying the amount of the prior distribution of Accumulated Contributions, plus interest at the rates described in Section 1.04 from the date of the prior distribution to the date of repayment. Such repayment must be made:

	(a)	In the case of an in-service withdrawal as described in
Section 3.03, within 5 years of the date of withdrawal, or

	(b)	In the case of a withdrawal after a Severance from Service Date as described in Section 4.02, before the earlier of (i) 5 years after the Participant is reemployed by the Employer or an Affiliated Employer following the withdrawal, or (ii) the date the Participant incurs 5 consecutive one-year Breaks in Service after the withdrawal.


Article 5.  Eligibility for and Amount of Pension Benefits



5.01	Normal Retirement

	(a)	The right of a Participant to his normal retirement Pension shall be nonforfeitable as of the date he attains his Normal Retirement
Age provided that the Participant is employed by an Employer or Affiliated Employer on that date. A Participant who has attained
Normal Retirement Age may retire and commence to receive a normal retirement Pension, upon providing written notification to the Administrative Committee, beginning as of his Normal Retirement
Date, or he may postpone his retirement Pension in which event the provisions of Section 5.02 shall be applicable.

	(b)	Subject to Section 5.01(g), the normal retirement Pension payable upon retirement on a Participant's Normal Retirement Date shall be a monthly benefit payable for life, equal to (i) plus, where applicable (ii), as follows:

		(i)	One and one-half percent (1.5%) of the Participant's Final
Average Compensation multiplied by his Benefit Service accrued after December 31, 1978.

		(ii)	For a Participant who participated in the Plan prior to
January 1, 1979, the greater of:

			(A)	The Participant's accrued monthly benefit as of
December 31, 1978, determined in accordance with the terms of the Plan in effect on that date; or

			(B)	One and one-half percent (1.5%) of the Participant's
Final Average Compensation multiplied by his Benefit
Service accrued prior to January 1, 1979.



(c)	Notwithstanding Section 5.01(b), with respect to a Participant who is credited with an Hour of Service on or after January 1, 1995, or who is on an approved Leave of Absence as of January 1, 1995, the Participant's monthly normal retirement Pension shall not be less than the sum of:

(i)	$60.00 multiplied by the Participant's Benefit Service not in excess of 20 years; and

(ii)	$80.00 multiplied by the Participant's Benefit Service in
excess of 20 years.

(d)	Notwithstanding Section 5.01(b), a Participant's normal
retirement Pension shall never be less than his Accrued Pension
Derived from Participant Contributions calculated as of his Normal Retirement Age.

	(e)	Notwithstanding Section 5.01(b), a Participant's normal
retirement Pension shall not be less than the sum of:

		(i)	His OBRA 1993 Accrued Pension; and

		(ii)	His Accrued Pension determined as of his Normal Retirement
Date using Benefit Service and Compensation earned on and after January 1, 1994. For purposes of this subparagraph
(ii), the Participant's Compensation in each of the relevant years shall not exceed the Maximum Compensation
Limitation (as adjusted in accordance with Section 1.34) in effect for each of the relevant years on and after January
1, 1994.

	(f)	The following definitions apply to the terms used in this
Section 5.01:

	 	(i)	"OBRA 1988 Accrued Pension" means the Participant's Accrued
Pension determined as if the Participant terminated
employment on December 31, 1988 (or date of termination, if
earlier).

	 	(ii)	"OBRA 1993 Accrued Pension" means the greater of:

			(A)	The Participant's Accrued Pension, determined using
all Benefit Service and Compensation earned prior to
January 1, 1994.  For purposes of this subparagraph
(A), the Participant's Compensation in each of the
relevant years shall not exceed the $200,000 Maximum
Compensation Limitation (as adjusted in accordance
with Section 1.34) in effect prior to January 1,
1994; or

			(B)	The sum of (i) the Participant's OBRA 1988 Accrued
Pension, and (ii) the Participant's Accrued Pension, determined using Years of Service and Compensation earned after December 31, 1988, and prior to January
1, 1994. For purposes of this subparagraph (B)(ii), the Participant's Compensation in each of the relevant years shall not exceed the $200,000 Maximum
Compensation Limitation (as adjusted in accordance with Section 1.34) in effect prior to January 1, 1994.

	(g)	Upon a Retirement Date, a Participant may elect to receive an immediate lump sum distribution of his Accumulated Contributions.
In such event, the benefits payable to the Participant pursuant to this Section 5.01 shall be the sum of his (i) Accrued Pension
Derived from Employer Contributions and (ii) Residual Accrued
Pension Derived from Participant Contributions.

5.02	Postponed Retirement

	(a)	If a Participant retires on a Postponed Retirement Date or
otherwise postpones his retirement Pension, he shall commence to receive a late retirement Pension as of the earlier of (i) the first day of the calendar month after his actual Retirement Date;
(ii) the date that he is required to commence receiving payment of his benefit in accordance with Section 7.06(b); or (iii) the first day of the calendar month after the calendar month in which the Participant is no longer employed in Section 203(a)(3)(B)
Service.

	(b)	A late retirement Pension that commences after the Participant elects a Postponed Retirement Date shall, subject to the provisions of Section 7.02, be equal to:

		(i)	With respect to any Participant who during any month after
his Normal Retirement Date is not employed in
Section 203(a)(3)(B) Service, the Accrued Pension accrued by the Participant as of his Normal Retirement Date determined in accordance with Section 5.01(b) above, plus, for each Plan Year ending after the Participant's Normal
Retirement Date through the Participant's Postponed
Retirement Date, the greater of:

			(A)	The additional Accrued Pension accrued by the
Participant for each such Plan Year determined in accordance with Section 5.01(b) based on the Participant's Compensation and Benefit Service earned in such Plan Year, or

			(B)	The actuarial increase in the Accrued Pension accrued
by the Participant as of the end of the Plan Year
preceding the Plan Year in question to take into
account the nonpayment of such benefits.

		(ii)	With respect to all other Participants, the greater of:

			(A)	The Accrued Pension accrued by the Participant
determined in accordance with Section 5.01(b) based on the Participant's Final Average Compensation and
Benefit Service as of his Postponed Retirement Date, or

			(B)	The Participant's Accrued Pension as of his Normal
Retirement Date determined in accordance with
Section 5.01(b), actuarially increased to take into account the nonpayment of such benefits.

	(c)	If a Participant's Pension commences in accordance with the
requirements of Section 7.06(b), but before the Participant elects a Postponed Retirement Date, the following provisions shall apply:

		(i)	The Pension payable to the Participant as of the date
required by Section 7.06(b) shall be calculated in accordance with Section 5.02(b) above through the date the Pension will commence in accordance with Section 7.06(b), rather than through the Participant's Postponed Retirement
Date; and

		(ii)	The amount of Pension to which a Participant is entitled
under the Plan shall be recalculated annually in accordance with Section 5.02(b) above, during the period that the Participant is still employed by the Employer or an Affiliated Employer, as of the end of each Plan Year with the amount of the Pension being paid adjusted as of the first day of the following Plan Year. Any additional accrual during a Plan Year shall be reduced, however, by the Actuarial Equivalent of the employer-derived portion of any payments during the Plan Year to the Participant during any month in which the Participant is employed in
Section 203(a)(3)(B) Service; provided, however, that such reduction shall not exceed 25% of the amount of the Pension due the Participant before application of the reduction provided for in this sentence.

	(d)	A Participant who continues employment past his Normal Retirement
Date shall be given such notice with respect to the suspension of his retirement benefit payments as is required by applicable
Department of Labor Regulations.



5.03	Early Retirement

	(a)	A Participant who has not reached his Normal Retirement Date but who, prior to his termination of employment with the Employer and all Affiliated Employers, has reached an Early Retirement Date may elect to retire on an Early Retirement Date and commence to receive an early retirement Pension as of the first day of the calendar month after he submits to the Administrative Committee a written application for retirement benefits.

	(b)	Unless the Participant otherwise elects, the early retirement
Pension shall be a deferred Pension beginning on the Participant's Normal Retirement Date and, subject to the provisions of Section 7.02, shall be equal to his Accrued
Pension. However, the Participant may elect to receive an early retirement Pension beginning on the first day of any calendar month on or after his Early Retirement Date but before his Normal
Retirement Date. The Participant's early retirement Pension shall be equal to the Participant's Accrued Pension reduced by one-third of one percent for each full calendar month by which the date the Participant's actual Early Retirement Date precedes the
Participant's Normal Retirement Date; provided, however, that if the Participant is credited with an Hour of Service on or after January 1, 1995, or the Participant is on an approved Leave of Absence as of January 1, 1995, and the sum of Participant's age and Benefit Service as of his actual Early Retirement Date equals at least 82, the Participant's early retirement Pension shall be equal to the Participant's Accrued Pension reduced by one-third of one percent for each full calendar month, if any, by which the date the Participant's actual Early Retirement Date precedes the date that the Participant will attain age 62.

5.04	Disability Retirement

	(a)	If a Participant ceases to be employed by the Employer while an
Employee on account of Disability, and he has not reached his Normal Retirement Date, but (i) has attained age 45, (ii) has completed 10 years of Benefit Service, and (iii) is eligible for and continuously receiving disability insurance benefits under the Social Security Act, the Participant shall upon such termination of employment be eligible to receive a disability retirement Pension beginning on the first day of the calendar month immediately after the Administrative Committee receives written application for the disability retirement Pension made by or for the Participant.

	(b)	Subject to the provisions of Section 7.02, the disability
retirement Pension shall be equal to the Participant's Accrued
Pension determined in accordance with Section 5.03(b) as if the Participant had elected to retire as of the date disability benefits commence, but it shall only be payable subject to continuance of his Disability as provided in Section 5.04(c).

	(c)	As a condition of his continuing to receive a disability
retirement Pension, a Participant who has not reached his Normal
Retirement Date may be required by the Administrative Committee to provide satisfactory proof of his continued receipt of
disability insurance benefits under the Social Security Act.  If the Participant refuses to provide that proof, his disability retirement Pension shall cease until he no longer refuses to provide that proof.  If his refusal continues for a year, all rights to the disability retirement Pension shall cease and the election of an optional benefit if one has been elected shall no longer be effective.  If the Administrative Committee finds that the Participant has stopped receiving those disability insurance benefits, his disability retirement Pension shall cease.  In that case, if the Participant is not restored to service with the
Employer or an Affiliated Employer, he shall be entitled to
(1) retire on an early retirement Pension as of the first day of the calendar month immediately after his disability retirement
Pension ceases, if as of the date his disability retirement
Pension ceases, he has attained the required age for early
retirement, or (b) to receive a vested Pension payable in
accordance with Section 5.05.  In either case, the Pension shall be equal to the Participant's Accrued Pension determined in
accordance with Section 5.03(b) as if the Participant had elected to retire as of the date disability benefits commenced.
5.05	Termination With Vesting

	(a)	In accordance with Section 4.01, a Participant shall be 100
percent vested in, and have a nonforfeitable right to, his Accrued Pension on the date he (i) attains his Normal Retirement
Age provided that the Participant is employed by an Employer or Affiliated Employer on that date, or (ii) completes 5 years of Vesting Service. If the Participant's employment with the Employer is subsequently terminated for reasons other than retirement or death, he shall be eligible for a deferred vested
Pension to commence, as of a date described in Section 5.05(b) below, after the Participant has provided written notification to the Administrative Committee of his intention to commence receiving his Pension benefits.

	(b)	The deferred vested Pension shall generally commence to be paid as of the Participant's Normal Retirement Date and, subject to the provisions of Section 7.02, shall be equal to his Accrued
Pension. However, if the Participant has completed five Years of Vesting Service on the date of his termination, the Participant may elect to have his vested Pension commence as of the first day of any calendar month after he attains age 55 and before his Normal Retirement Date. In that case, the Participant's Pension shall be equal to the Participant's vested Pension otherwise payable at his Normal Retirement Date reduced by one-third of one percent for each full calendar month by which the date the Participant's actual Retirement Date precedes the Participant's
Normal Retirement Date..

5.06	Adjustments to Pensions in Pay Status

	(a)	Effective September 1, 1980, the Pension payable to a Participant who is receiving a monthly annuity on that date shall be increased by 3% for each complete year of retirement, measured from the date benefits became payable and ending on September 1, 1980.



	(b)	Effective January 1, 1986, the Pension payable to a Participant who is receiving a monthly annuity on that date shall be increased by the lesser of:

		(i)	10%; or

		(ii)	2% multiplied by the excess, if any, of 1986 over the year
benefits first became payable.

	(c)	Effective January 1, 1990, the Pension payable to a Participant who is receiving a monthly annuity on that date shall be increased 10%.

5.07	Suspension of Benefits

	(a)	During any month in which a Participant who is receiving a
Pension is employed in Section 203(a)(3)(B) Service as an Eligible Employee, the following provisions shall apply provided that the Participant is delivered a notice that complies with Department of Labor Regulations Section 2530.203-3:

 		(i)	The Participant's Pension shall cease and any election of
an optional benefit in effect shall be void.

		(ii)	Any Years of Vesting Service and Benefit Service to which
the Participant was entitled when he retired or terminated service shall be restored to him.

		(iii)	Upon later retirement, termination, or failure to be
employed in Section 203(a)(3)(B) Service, the Participant's
Pension shall be calculated in accordance with the following:

			(A)	If his reemployment occurred prior to his Normal
Retirement Date, his Pension shall be calculated under the benefit formula in effect upon his latest
Retirement Date, based on his Compensation and Benefit Service before and after the period when he was not in the service of the Employer, reduced by the Actuarial Equivalent of the benefits, if any, he received before his return to service with the Employer; or

			(B)	If his reemployment occurred on or after his Normal
Retirement Date, his Pension shall be equal to the
benefit he was receiving as of his rehire date plus
any additional benefits he accrued on account of his
Compensation and Benefit Service after such rehire
date.  Any additional accrual during a Plan Year
shall be reduced, however, by the Actuarial
Equivalent of the employer-derived portion of any
payments during the Plan Year to the Participant
during any month in which the Participant is employed
in Section 203(a)(3)(B) Service; provided, however,
that such reduction shall not exceed 25% of the
amount of the Pension due the Participant before
application of the reduction provided for in this
sentence.

		(iv)	The portion of the Participant's Pension upon later
retirement payable with respect to Benefit Service rendered before his previous retirement or termination of service shall never be less than the amount of his previous Pension modified to reflect any option in effect on his later retirement.

	(b)	The Administrative Committee shall establish procedures
consistent with Department of Labor Regulations Section 2530.203-
3 regarding the suspension of benefits under this Section 5.07 including but not limited to procedures for resumption of benefits, offsetting benefit payments and notice regarding suspension of benefits.



5.08	Nonduplication of Benefits

Any Pension payable under the Plan shall be reduced by any pension paid to a Participant under the terms of any other defined benefit pension plan to which the Employer contributes, directly or indirectly, other than by payment of taxes, to the extent that such pension is based on a period of employment with the Employer for which a Participant receives credit for Pension benefits under this Plan.



Article 6.  Restrictions on Benefits and Payments



6.01	Maximum Annual Benefit Limitation and Maximum Annual Additions
Limitation

	(a)	Subject to the adjustments described in Appendix A, the annual
Accrued Pension Derived from Employer Contributions payable to a
Participant under the Plan, when added to any pension attributable to contributions of the Employer or an Affiliated
Employer provided to the Participant under any other qualified defined benefit plan, shall not exceed the lesser of:

		(i)	$90,000 (adjusted in accordance with Appendix A); or

		(ii)	The Participant's average annual "Section 415 Compensation"
(as defined in Appendix A) during three consecutive
calendar years of his participation in the Plan affording
the highest such average, or during all of the years in
which he was a Participant in the Plan if less than three
years.

	(b)	In accordance with the provisions of Appendix A attached hereto, a Participant's Participant Contributions for any Plan Year, when added to the Participant's "Annual Additions" (as defined in Appendix A) for that Plan Year under any other qualified plan of the Employer or an Affiliated Employer, shall not exceed an amount which is equal to the lesser of (i) 25% of his "Section 415 Compensation" (as defined in Appendix A) for that
Plan Year or (ii) the greater of $30,000 or one-quarter of the dollar limitation in effect under Section 415(b)(1)(A) of the Code.



6.02	Top-Heavy Provisions

	Notwithstanding anything else contained herein, for any Plan Year for which this Plan is "top-heavy", as defined in Section B.02 of Appendix B attached hereto, this Plan will be subject to the provisions of Appendix B.

6.03	Limitation Concerning Highly Compensated Employees or Former Highly
Compensated Employees


	(a)	Beginning January 1, 1994, the provisions of Appendix C shall apply (i) in the event the Plan is terminated, to any Participant who is a Highly Compensated Employee or former Highly Compensated
Employee of the Employer or an Affiliated Employer, and (ii) in any other event, to any Participant who is one of the 25 highest compensated employees or former highest compensated employees of the Employer or Affiliated Employer with the greatest compensation in any Plan Year.

	(b)	For the period beginning January 1, 1989, and ending December 31,
1993, the provisions of Appendix D shall apply to any Participant who is one of the 25 highest paid Employees of the Employer on any "Commencement Date" and whose anticipated annual Pension provided under the Plan at Normal Retirement Date exceeds $1,500.
"Commencement Date", for purposes of this Section 6.03(b), shall mean the Effective Date of the Plan or the effective date of any amendment to the Plan which increases the benefits.


Article 7.  Form of Payment of Pension Benefits



7.01	Normal Form of Payment

The normal form of payment payable under the Plan shall be a monthly benefit payable for the life of the Participant.

7.02	Automatic Form of Payment

	(a)	Except as provided in Section 7.02(b), the automatic form of payment payable under the Plan shall be a Qualified Joint and Survivor Annuity, which is described in (i) and (ii) below:

 (i)	If the Participant is not married on his Annuity Starting
Date, the Qualified Joint and Survivor Annuity shall be equal to the normal form of payment described in Section 7.01; provided, however, that if the Participant is credited with an Hour of Service on or after January 1, 1995, or the Participant is on an approved Leave of Absence as of January
1, 1995, the Qualified Joint and Survivor Annuity shall be equal to the Five Year Certain and Life Annuity described in
Section 7.03(a)(ii), but no actuarial adjustment shall be made to account for the five year certain period.

(ii)	If the Participant is married on his Annuity Starting Date,
the Qualified Joint and Survivor Annuity shall be equal to the Actuarial Equivalent of the normal form of payment, which provides (A) for a reduced benefit payable to the Participant during his life, and (B) after the Participant's death, a benefit at the rate of 75% of the benefit paid to the Participant, payable during the life of and to the Participant's Spouse; provided, however, that if the Participant is credited with an Hour of Service on or after January 1, 1995, or the Participant is on an approved Leave of Absence as of January 1, 1995, the Qualified Joint and
Survivor Annuity shall be equal to the 75% Joint and Survivor Annuity described in Section 7.03(a)(i), but no actuarial adjustment shall be made to account for the five year certain period.

	(b)	In any case, an immediate lump sum payment, which is the
Actuarial Equivalent of the Participant's vested Accrued Pension, shall be made in lieu of all benefits if the value of the lump sum payment does not exceed $5,000 ($3,500 prior to August 5, 1997). The lump sum payment may be made at any time on or after the date the Participant terminates employment. However, if a lump sum payment is to be made after a Participant's Annuity
Starting Date, the Participant must consent in writing to such form of distribution and, if he is married, Spousal Consent must also be obtained. If a Participant, who has a vested interest only in his Accrued Pension Derived from Participant
Contributions (i.e., he has no vested interest in his Accrued
Pension Derived from Employer Contributions), receives a lump sum distribution in accordance with this subparagraph (b) and later again becomes a participant, he may repay his Accumulated
Contributions in accordance with the repayment provisions contained in Section 4.03 in order to restore his prior Accrued
Pension.

7.03	Optional Forms of Payment

(a)	A Participant who is credited with an Hour of Service on or after
January 1, 1995, or who is on an approved Leave of Absence as of January 1, 1995, may, subject to the provisions of Section 7.04, elect to convert the automatic form of the Pension otherwise payable to him (other than a disability retirement Pension) into one of the following optional forms of benefit:

(i)	Joint and Survivor Option -- a reduced Pension payable to the
Participant during his life and, after his death, payable to his designated Beneficiary for the remainder of her life, in an amount equal to 50%, 75% or 100% (according to the election of the Participant) of the Pension the Participant was receiving; provided, however, that if the Participant's
Beneficiary dies before the Participant, the Participant shall receive, commencing on the first day of the month after the Beneficiary dies, the benefit he would have received as of his Annuity Starting Date if he had elected the normal form of benefit described in Section 7.01(a) (referred to as the "Pop-Up Feature"); provided further that such Joint and Survivor Annuity shall be payable for a minimum of 60 months.
If both the Participant and the Participant's Beneficiary die during the first 60 months of payment, a lump sum payment equal to the Actuarial Equivalent of the remaining payments shall be paid to the estate of the Participant unless the Participant's Beneficiary dies after the Participant, in which case, the lump sum payment shall be paid to the Beneficiary's estate. This Option shall not be available to a Participant whose Beneficiary is more than 30 years younger than the Participant, unless the Beneficiary is the Participant's Spouse.

(ii)	Five Year Certain and Life Option -- a Pension payable to the
Participant during his life; provided, however, that such annuity shall be payable for a minimum of 60 months. If the Participant dies during the first 60 months of payment, the Pension shall be payable for the balance of the 60 months to the Beneficiary designated by the Participant when he elected the option, or the Beneficiary may elect to receive a lump sum payment equal to the Actuarial Equivalent of the remaining payments. If both the Participant and the Participant's Beneficiary die during the first 60 months of payment, a lump sum payment equal to the Actuarial Equivalent of the remaining payments shall be paid to the estate of the Participant unless the Participant's Beneficiary dies after the Participant, in which case, the lump sum payment shall be paid to the Beneficiary's estate.

(iii)	Ten Year Certain and Life Option -- a Pension payable to the
Participant during his life; provided, however, that such annuity shall be payable for a minimum of 120 months. If the Participant dies during the first 120 months of payment, the Pension shall be payable for the balance of the 120 months to the Beneficiary designated by the Participant when he elected the option, or the Beneficiary may elect to receive a lump sum payment equal to the Actuarial Equivalent of the remaining payments. If both the Participant and the Participant's Beneficiary die during the first 120 months of payment, a lump sum payment equal to the Actuarial Equivalent of the remaining payments shall be paid to the estate of the Participant unless the Participant's Beneficiary dies after the Participant, in which case, the lump sum payment shall be paid to the Beneficiary's estate.

(iv)	Level Income Option -- an increased Pension payable to the
Participant before commencement of Social Security benefits and a correspondingly reduced Pension after commencement of Social Security benefits such that the total income (from the adjusted Pension payable pursuant to the Plan and the Social Security benefit to which the Participant is entitled) shall be as level as practicable both before and after commencement of Social Security benefits. Such Level Income Annuity shall be payable for a minimum of 60 months. If the Participant dies during the first 60 months of payment, the Pension (the amount of which is determined as if the Participant had lived for the 60 months) shall be payable for the balance of the 60 months to the Beneficiary designated by the Participant when he elected the option, or the Beneficiary may elect to receive a lump sum payment equal to the Actuarial Equivalent of the remaining payments. If both the Participant and the Participant's Beneficiary die during the first 60 months of payment, a lump sum payment equal to the Actuarial Equivalent of the remaining payments shall be paid to the estate of the Participant unless the Participant's Beneficiary dies after the Participant, in which case, the lump sum payment shall be paid to the Beneficiary's estate. Effective January 1, 1995, this Option shall not be available to a Participant who retires on or after the date that the Participant attains age
62.



(b)	Except as otherwise provided in this Section 7.03(b), the benefit payable under options (i) through (iv) above shall be the Actuarial Equivalent of the normal form of payment described in Section 7.01.
With respect to the Joint and Survivor Option, the Actuarial Equi-valent shall be based on the percentage of the benefit to be continued to the surviving Beneficiary and the ages of both the Participant and his designated Beneficiary, but no actuarial adjustment shall be made to account for the Pop-Up Feature and the five year certain period. With respect to the Five Year Certain and Life Option, the Actuarial Equivalent shall be based on the age of the Participant, but no actuarial adjustment shall be made to account for the five year certain period. With respect to the Ten
Year Certain and Life Option, the Actuarial Equivalent shall be based on the age of the Participant and an actuarial adjustment shall be made to account for the ten year certain period. With respect to the Level Income Option, the Actuarial Equivalent shall be based on the age of the Participant and an estimate of the Social Security benefit that will be payable to the Participant assuming that the Participant will commence receiving Social
Security Benefits on the date the Participant attains age 65, but no actuarial adjustment shall be made to account for the five year certain period.

(c)	A Participant who is not credited with an Hour of Service on or after January 1, 1995, and who is not on an approved Leave of Absence as of January 1, 1995, may, subject to the provisions of
Section 7.04, elect to convert the automatic form of the Pension otherwise payable to him (other than a disability retirement
Pension) into one of the optional forms of benefit available in accordance with the terms of the Plan in effect on December 31, 1994.

7.04	Election of Options

	(a)	A married Participant's election of any option shall be effective only if the Administrative Committee receives Spousal Consent to the election unless:



		(i)	The option is the Actuarial Equivalent of the Qualified
Joint and Survivor Annuity; and

		(ii)	The option provides for monthly payments to the Partici-
pant's Spouse for life after the Participant's death in an amount equal to at least 50% but not more than 100% of the monthly amount payable to the Participant under the option.

	(b)	The Administrative Committee shall furnish to each Participant, no less than 30 days and no more than 90 days before his Annuity
Starting Date, a written explanation in nontechnical language of the terms and conditions of the benefit payable to the Participant in the automatic and optional forms described in Sections 7.02(a) and 7.03. Such explanation shall include a general description of the eligibility conditions for, and the material features and relative values of, the automatic and optional forms of benefit under the Plan, any rights the Participant may have to defer commencement of his benefit, the requirement for Spousal Consent as provided in Section 7.04(a), and the right of the Participant to make and to revoke elections under Section 7.03. An election under Section 7.03 shall be made on a form provided by the Administrative Committee, and may be made only during the 90-day period ending on the Participant's
Annuity Starting Date, but not prior to the date the Participant receives the written explanation described in this
Section 7.04(b).

	(c)	An election of an option under Section 7.03 may be revoked on a form provided by the Administrative Committee, and subsequent elections and revocations may be made at any time and from time to time during the 90-day election period. An election of an optional benefit shall be effective on the Participant's Annuity
Starting Date. A revocation of any election shall be effective when the completed form is filed with the Administrative
Committee. If a Participant who has elected an optional benefit dies before the date the election of the option becomes effective, the election shall be revoked except as provided in
Section 8.01. If the Beneficiary designated under an option dies before the date the election of the option becomes effective, the election shall be revoked.

(d)	Notwithstanding the foregoing subsections, if a Participant, who has been given the written explanation described in Section
7.04(b) (referred to as the "Written Explanation"), affirmatively elects a form of distribution and, where applicable, the Participant's spouse consents to such form of distribution the Participant's Annuity Starting Date may be less than thirty (30) days after the Written Explanation is given to the Participant provided that:

(i)	The Company notifies the Participant that he has the right
to a period of at least thirty (30) days after receipt of the Written Explanation to consider whether ot not to elect a distribution;

(ii)	The Company notifies the Participant that he has the right
to revoke his election to commence receiving his distribution during the period ending seven (7) days after the Participant receives the Written Explanation, or , if later, the Participant's Annuity Starting Date;

(iii)	The Participant's Annuity Starting Date is after the date
the Written Explanation is provided to the Participant;
provided, however, that the Participant's Annuity Starting
Date may be before the Participant makes an affirmative election to commence distribution and before the expiration of the period described in Section 7.04(d)(ii); and

(iv)	The actual distribution of benefits to the Participant does
not commence before the expiration of the period described in Section 7.04(d)(ii).



7.05	Method of Payment for Eligible Rollover Distributions

	(a)	Notwithstanding any provision of the Plan to the contrary,
effective January 1, 1993, if a Distributee is entitled to receive an Eligible Rollover Distribution which exceeds $200, the Distributee may elect, at the time and in the manner prescribed by the Administrative Committee, and in accordance with this
Section 7.05, to have his Eligible Rollover Distribution paid in accordance with one of the following methods:

	 	(i)	All of the Eligible Rollover distribution shall be paid
directly to the Distributee;

	 	(ii)	All of the Eligible Rollover Distribution shall be paid as
a Direct Rollover to the Eligible Retirement Plan designated by the Distributee; or

	 	(iii)	The portion of the Eligible Rollover Distribution
designated by the Participant, which portion shall be at least $500, shall be paid as a Direct Rollover to the Eligible Retirement Plan designated by the Distributee and the balance of the Eligible Rollover Distribution shall be paid directly to the Distributee.

	(b)	No less than 30 days and no more than 90 days prior to the
Distributee's Annuity Starting Date, the Administrative Committee shall provide the Distributee with an election form and a notice that satisfies the requirements of Section 1.411(a)-11(c) of the Income Tax Regulations and Section 402(f) of the Code. In the event the Distributee does not return the signed election form by his Annuity Starting Date, he shall be deemed to have elected the method of payment described in Section 7.05(a)(i).

	(c)	Notwithstanding the provisions of Section 7.05(b) above,
distributions paid in accordance with Section 7.05(a) may commence less than 30 days after the material described in
Section 7.05(b) is given to the Distributee provided that:

		(i)	If the Distributee is the Participant, the Actuarial
Equivalent of the Participant's vested Accrued Pension does not exceed $5,000 ($3,500 prior to August 5, 1997);

		(ii)	If the Distributee is the Participant's Spouse, the
Actuarial Equivalent of the Spouse's Pension does not exceed $5,000 ($3,500 prior to August 5, 1997);

	 	(iii)	The Distributee is notified that he has the right to a
period of at least 30 days after receipt of the material to consider whether or not to elect a distribution; and

	 	(iv)	After receipt of such notification, he affirmatively elects
to receive a distribution.

	(d)	The following definitions apply to the terms used in this
Section 7.05:

	 	(i)	"Eligible Rollover Distribution" means any distribution of
all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

			(A)	Any distribution that is one of a series of
substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

			(B)	Any distribution to the extent such distribution is
required under Section 401(a)(9) of the Code;

			(C)	The portion of any distribution that is not
includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and

(D)	Any other type of distribution that the Internal
Revenue Service announces (pursuant to regulation, notice or otherwise) is not an Eligible Rollover
Distribution pursuant to Section 402(c) of the Code.

	 	(ii)	"Eligible Retirement Plan" means an individual retirement
account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible
Rollover Distribution.  However, in the case of an Eligible
Rollover Distribution to the surviving Spouse, an Eligible
Retirement Plan is an individual retirement account or individual retirement annuity.

	 	(iii)	"Distributee" includes an Employee or former Employee.  In
addition, the Employee's or former Employee's surviving
Spouse and the Employee's or former Employee's Spouse or former Spouse who is the "alternate payee," as defined in
Section 414(p)(8) of the Code, pursuant to a Qualified
Domestic Relations Order are Distributees with regard to the interest of the Spouse or former Spouse.

	 	(iv)	"Direct Rollover" means a payment by the Plan to the
Eligible Retirement Plan specified by the Distributee.



7.06	Commencement of Payments

	(a)	Except as otherwise provided in this Article 7, payment of a
Participant's Pension shall begin as soon as administratively practicable following the latest of (i) the date the Participant attains age 65, (ii) the fifth anniversary of the date on which he became a Participant, or (iii) the date the Participant terminates service with the Employer (but not more than 60 days after the close of the Plan Year in which the latest of (i), (ii) or (iii) occurs).

	(b)	Notwithstanding the foregoing, distributions to a Participant shall be required by the April 1 following the calendar year in which he/she attains age seventy and one-half (70.5) or retires, except that a distribution to a Participant who owns five percent
(5%) or more of the outstanding stock of the Employer (or stock possessing more than five percent (5%) of the total combined voting power of all Employer stock, a ("5% owner") must commence by the April 1 of the calendar year in which he or she attains age seventy and one-half (70.5).

In the event a Participant's benefit commences under this subsection while the Participant is in active service, such required beginning date shall be the Participant's Annuity Starting Date for purposes of this Article 6, and the Participant shall receive a late retirement benefit commencing on or before his required beginning date in an amount determined as if he had retired on his required beginning date. As of each succeeding January 1 prior to the Participant's actual late retirement date and as of his actual late retirement date, the Participant's benefit shall be recomputed to reflect additional accruals. The Participant's recomputed benefit shall then be reduced by the Actuarial Equivalent value of the total payments of his late retirement benefits, which were paid prior to each such recomputation, to arrive at the Participant's late retirement benefit; provided that no such reduction shall reduce the Participant's late retirement benefit below the amount of any late retirement benefit payable to the Participant prior to the recomputation of his benefit.


(c)	In the event a Participant remains in service after the end of the calendar year in which he attains age 70.5, and payment of the Participant's benefit is not required to commence under
Section 7.06(c) above, then the benefit upon his late retirement shall be equal to the greater of:

(i)	His Accrued Benefit as of his actual retirement date; or
(ii)	His Accrued Benefit as of the April 1st that next follows
the Plan Year in which he attains age 70.5 recomputed in accordance with regulations issued by the Secretary of the Treasury as of the first day of each subsequent Plan Year
(and as of his actual retirement date), less the Actuarial
Equivalent of any distribution he has received, if any, subsequent to the aforementioned April 1st.

	(d)	Notwithstanding any provision of this Plan to the contrary, all
Plan distributions shall conform to the regulations issued under
Section 401(a)(9) of the Code, including the incidental death benefit provisions of Section 401(a)(9)(G) of the Code. Further, such regulations shall override any Plan provision that is inconsistent with Section 401(a)(9) of the Code.

		With respect to distributions made under this subsection for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section
401(a)(9) of the Internal Revenue Code in accordance with the regulations under section 401(a)(9) that were proposed on January
17, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue
Service.

Notwithstanding the foregoing, Participants who attained age 70.5 prior to January 1, 1997 shall continue to receive minimum distributions in accordance with the terms of the Plan in effect at that time.


Article 8. Death Benefits



8.01	Spouse's Pension

(a)	If a married Participant, who is credited with an Hour of Service on or after January 1, 1995, or who is on an approved Leave of Absence as of January 1, 1995, dies prior to his Annuity Starting
Date and while in the active service of the Employer or an Affiliated Employer after having met the requirements for any vested Pension, a Pension shall be payable to his surviving Spouse for life in accordance with the following:

(i)	If the Participant dies after a date on which he could have
retired pursuant to Section 5.01, 5.02 or 5.03, whichever is applicable, the Spouse's Pension shall be an amount payable as if the Participant had retired and elected the 100% Joint and Survivor Annuity described in Section 7.03(a)(i) on the day before his death. Payment of the Spouse's Pension shall commence on the first day of the calendar month following the Participant's date of death, unless the Spouse makes a written election to defer commencement to a later date, which date shall not be later than the date the Participant would have attained age 65.

(ii)	If the Participant dies before a date on which he could have retired, the Spouse's Pension shall be an amount payable as if the following events had occurred: (A) the Participant separated from service on the date of his death or, if earlier, the date of his actual separation from service, (B) the Participant survived to the earliest date he could have retired, (C) the Participant retired and elected an immediate payment of the 100% Joint and Survivor Annuity described in
Section 7.03(a)(i), and (D) the Participant died on the day after the earliest date he could have retired. Payment of the Spouse's Pension shall commence on the first day of the calendar month following the earliest date the Participant could have retired, unless the Spouse makes a written election to defer commencement to a later date, which date shall not be later than the date the Participant would have attained age 65.

(b)	If a married Participant, who is credited with an Hour of Service on or after January 1, 1995, or who is on an approved Leave of Absence as of January 1, 1995, dies prior to his Annuity Starting
Date and after having terminated from the Employer or an Affiliated Employer after having become entitled to a vested Pension, a Pension shall be payable to his surviving Spouse for life in accordance with the following:

(i)	If the Participant dies after a date on which he could have
retired pursuant to Section 5.01, 5.02 or 5.03, whichever is applicable, the Spouse's Pension shall be an amount payable as if the Participant had retired and elected the 75% Joint and Survivor Annuity described in Section 7.03(a)(i) on the day before his death. Payment of the Spouse's Pension shall commence on the first day of the calendar month following the Participant's date of death, unless the Spouse makes a written election to defer commencement to a later date, which date shall not be later than the date the Participant would have attained age 65.

(ii)	If the Participant dies before a date on which he could have retired, the Spouse's Pension shall be an amount payable as if the following events had occurred: (A) the Participant separated from service on the date of his death or, if earlier, the date of his actual separation from service, (B) the Participant survived to the earliest date he could have retired, (C) the Participant retired and elected an immediate payment of the 75% Joint and Survivor Annuity described in
Section 7.03(a)(i), and (D) the Participant died on the day after the earliest date he could have retired. Payment of the Spouse's Pension shall commence on the first day of the calendar month following the earliest date the Participant could have retired, unless the Spouse makes a written election to defer commencement to a later date, which date shall not be later than the date the Participant would have attained age 65.

(c)	If a married Participant, who is not credited with an Hour of
Service on or after January 1, 1995, and who is not on an approved Leave of Absence as of January 1, 1995, dies prior to his Annuity Starting Date and after having become entitled to a vested Pension, a Pension shall be payable to his surviving Spouse for life in accordance with the terms of the Plan in effect on December 31, 1994.

(d)	In any case, an immediate lump sum payment, which is equal to the
Actuarial Equivalent of the Spouse's Pension shall be made in lieu of the Spouse's Pension if the value of the lump sum payment is equal to or less than $5,000 (prior to August 5, 1997 this amount was $3,500). The lump sum payment may be made at any time on or after the date the Participant dies. However, if a lump sum payment is to be made after payment of the Spouse's Pension is to commence, the Spouse must consent in writing to such form of distribution.

8.02	Children's Pension

(a)	If a Participant, who is credited with an Hour of Service on or after January 1, 1995, or who is on an approved Leave of Absence as of January 1, 1995, dies prior to his Annuity Starting Date after having met the requirements for any vested Pension, and the Participant is not survived by a Spouse, but is survived by a child or children who are under the age of 23, a Pension shall be payable to such surviving child or children in equal shares. The total amount of the Pension payable to the surviving child or children shall be equal to the following:

(i)	If the Participant dies after a date on which he could have
retired pursuant to Section 5.01, 5.02 or 5.03, whichever is applicable, the Pension payable as if the Participant had retired on the day before his death.



(ii)	If the Participant dies before a date on which he could have retired, the Actuarial Equivalent of the Pension payable as if the following events had occurred: (A) the Participant separated from service on the date of his death or, if earlier, the date of his actual separation from service, and
(B) the Participant retired on the earliest date he could have retired.

Such benefit shall be payable until each such child attains age 23; provided, however, that such annuity shall be payable for a minimum of 60 months.

(b)	If a Participant's surviving Spouse dies after benefits have commenced pursuant to Section 8.01, and the Surviving Spouse is survived by a child or children of the Participant who are under the age of 23, a Pension equal to the benefit received by the surviving Spouse pursuant to Section 8.01 prior to her death shall be payable to such surviving child or children in equal shares until each one attains age 23; provided, however, that if the Participant is credited with an Hour of Service on or after January 1, 1995, or the Participant is on an approved Leave of Absence as of January 1, 1995, such annuity shall be payable for a minimum of 60 months (including the payments to the Spouse).

(c)	In any case, an immediate lump sum payment, which is equal to the
Actuarial Equivalent of the Pension payable to the surviving child or children shall be made in lieu of such Pension if the value of the lump sum payment is equal to or less than $5,000 (prior to August 5, 1997 this amount was $3,500). The lump sum payment may be made at any time on or after the date the Participant or Spouse dies, whichever is applicable.

8.03	Death Benefit Payable to Participant's Estate

		If a Participant, who is credited with an Hour of Service on or after January 1, 1995, or who is on an approved Leave of Absence as of January 1, 1995, dies prior to his Annuity Starting Date after having met the requirements for any vested Pension, and the Participant is not survived by a Spouse or children under the age of 23, a single lump sum payment shall be immediately payable to his estate in an amount equal to the Actuarial Equivalent of the following:

		(a)	If the Participant dies after a date on which he could have
retired pursuant to Section 5.01, 5.02 or 5.03, whichever is applicable, the Pension payable as if the Participant had
retired on the day before his death and elected the Five Year
Certain and Life Annuity described in Section 7.03(a)(ii).

(b)	If the Participant dies before a date on which he could have retired, the Pension payable as if the following events had occurred: (A) the Participant separated from service on the date of his death or, if earlier, the date of his actual separation from service, (B) the Participant survived to the earliest date he could have retired, (C) the Participant retired and elected an immediate payment of the Five Year
Certain and Life Annuity described in Section 7.03(a)(ii), and (D) the Participant died on the day after the earliest date he could have retired.

8.04	Accumulated Contributions

	In the event that a Participant's Accumulated Contributions exceed the aggregate benefits paid under the Plan to the Participant and each of the Participant's Beneficiaries as of the date that such payments cease under the terms of the Plan (or if no payments are otherwise payable under the terms of the Plan), an immediate lump sum distribution of such excess shall be payable in the following order of priority: (a) to the Participant's surviving child or children in equal shares, (b) the estate of the last to die of the surviving children, (c) to the Participant's Beneficiary, (d) the estate of the Participant's
Beneficiary, or (e) the estate of the Participant.


Article 9.  Administration of the Plan



9.01	Appointment of Administrative Committee

	The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed in the Administrative Committee appointed by the President of the Company to serve at the pleasure of the President. The Administrative Committee shall be composed of at least 3 members. Any person appointed a member of the Administrative Committee shall signify his acceptance by filing written acceptance with the President of the Company. Any member of the Administrative Committee may resign by delivering his written resignation to the President of the Company.

9.02	Duties of Administrative Committee

	The members of the Administrative Committee (i) shall elect a chairperson from their number and a secretary who may be, but need not be, one of the members of the Administrative Committee; (ii) may appoint from their number such subcommittees with such powers as they shall determine; (iii) may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf; (iv) may retain counsel, employ agents and provide for such clerical, accounting, actuarial and consulting services as they may require in carrying out the provisions of the Plan; and (v) may allocate among themselves or delegate to other persons all or such portion of their duties under the Plan, other than those granted to the Trustee under the trust instrument adopted for use in implementing the Plan, as they, in their sole discretion, shall decide.

9.03	Meetings

	The Administrative Committee shall hold meetings upon such notice, at such place or places, and at such time or times as the members of the Administrative Committee may from time to time determine.

9.04	Action of Majority

	Any act which the Plan authorizes or requires of the Administrative Committee shall be done by a majority of its members. The action of that majority expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of the Administrative Committee and shall have the same effect for all purposes as if assented to by all members of the Administrative
Committee at the time in office.

9.05	Compensation and Bonding

	No member of the Administrative Committee shall receive any compensation from the Plan for his services as such. The Company shall purchase such bonds as may be required under ERISA.

9.06	Establishment of Rules

	Subject to the limitations of the Plan, the Administrative Committee shall prescribe such forms, make such rules, regulations, interpretations and computations, and shall take such other action to administer the Plan, as it may deem appropriate. In administering the Plan, the Administrative Committee shall act in a uniform and nondiscriminatory manner and in full accordance with any and all laws applicable to the Plan.

9.07	Manner of Administering

	The Administrative Committee shall have the sole and complete discretion to interpret and administer the terms of the Plan and to determine eligibility for benefits and the amount of any such benefits pursuant to the terms of the Plan, and in so doing the Administrative Committee may correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan, and such actions shall be binding and conclusive on all persons.

9.08	Prudent Conduct

	The members of the Administrative Committee shall use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in a similar situation.

9.09	Service In More Than One Fiduciary Capacity

	Any individual, entity or group of persons may serve in more than one fiduciary capacity with respect to the Plan and/or the funds of the Plan.

9.10	Limitation of Liability

	The Employer, the members of the Board of Directors, the members of the Administrative Committee, and any officer, employee or agent of the Employer shall not incur any liability individually or on behalf of any other individuals or on behalf of the Employer for any act, or failure to act, made in good faith in relation to the Plan or the funds of the Plan. However, this limitation shall not act to relieve any such individual or the Employer from a responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title I of ERISA.

9.11	Indemnification

The members of the Administrative Committee, members of the Board of Directors, officers, employees and agents of the Employer shall be indemnified against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the funds of the Plan, including, without limitation, expenses reasonably incurred in the defense of any claim relating to the Plan or the funds of the Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Plan, except for willful and intentional actions or failures to act. The foregoing indemnification shall be from the funds of the Plan to the extent of those funds and to the extent permitted under applicable law; otherwise from the assets of the Employer.

9.12	Expenses of Administration

	All expenses that arise in connection with the administration of the Plan, including but not limited to the compensation of the Trustee, administrative expenses and proper charges and disbursements of the Trustee and compensation and other expenses and charges of any enrolled actuary, counsel, accountant, specialist, or other person who has been retained by the Administrative Committee in connection with the administration thereof, shall be paid from the Trust to the extent not paid by the Employer.

9.13	Claims and Review Procedures

	(a)	Applications for benefits and inquiries concerning the Plan (or concerning present or future rights to benefits under the Plan) shall be submitted to the Administrative Committee in writing.
An application for benefits shall be submitted on the prescribed form and shall be signed by the applicant.

(b)	In the event that an application for benefits is denied in whole or in part, the Administrative Committee shall notify the applicant in writing of the denial and of the right to review of the denial. The written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the provisions of the Plan on which the denial is based, a description of any information or material necessary for the applicant to perfect the application, an explanation of why the material is necessary, and an explanation of the review procedure under the Plan. The written notice shall be given to the applicant within a reasonable period of time (not more than 90 days) after the Administrative
Committee receives the application, unless special circumstances require further time for processing and the applicant is advised of the extension. In no event shall the notice be given more than 180 days after the Administrative Committee receives the application.

	(c)	An applicant whose application for benefits was denied in whole or part, or the applicant's duly authorized representative, may appeal the denial by submitting to the Administrative Committee a request for a review of the application within 60 days after receiving written notice of the denial from the Administrative
Committee. The Administrative Committee shall give the applicant or his representative an opportunity to review pertinent materials, other than legally privileged documents, in preparing the request for a review. The request for a review shall be in writing and addressed to the Administrative Committee. The request for a review shall set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant deems pertinent. The Administrative
Committee may require the applicant to submit such additional facts, documents or other materials as it may deem necessary or appropriate in making its review.

	(d)	The Administrative Committee shall act on each request for a review within 60 days after receipt, unless special circumstances require further time for processing and the applicant is advised of the extension. In no event shall the decision on review be rendered more than 120 days after the Administrative Committee receives the request for a review. The Administrative Committee shall give prompt written notice of its decision to the applicant. In the event that the Administrative Committee confirms the denial of the application for benefits in whole or in part, the notice shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for the decision and specific references to the provisions of the Plan on which the decision is based.



	(e)	No legal action for benefits under the Plan shall be brought unless and until the claimant (i) has submitted a written application for benefits in accordance with paragraph (a), (ii) has been notified by the Administrative Committee that the application is denied, (iii) has filed a written request for a review of the application in accordance with paragraph (c) and
(iv) has been notified in writing that the Administrative
Committee has affirmed the denial of the application; provided, however, that legal action may be brought after the Administrative Committee has failed to take any action on the claim within the time prescribed by paragraphs (b) and (d) above.


Article 10.  Management of Funds



10.01	The Trustee

	All the funds of the Plan shall be held in the Trust by a Trustee appointed from time to time by the Company under a trust instrument adopted, or as amended, by the Company for use in providing the benefits of the Plan and paying its expenses not paid directly by an Employer. No Employer shall have any liability for the payment of benefits under the Plan nor for the administration of the Trust held by the Trustee.

10.02	Exclusive Benefit Rule

	Except as otherwise provided in the Plan, no part of the corpus or income of the funds of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan, and paying Plan expenses not otherwise paid by the Employer, before the satisfaction of all liabilities with respect to them. No person shall have any interest in or right to any part of the earnings of the Trust, or any right in, or to, any part of the assets held under the Plan, except as and to the extent expressly provided in the Plan.

10.03	Appointment of Investment Manager

	The Company, in its sole discretion, shall determine the investment policy for the Plan. However, the Company may, in its sole discretion, appoint one or more Investment Managers to manage the assets of the Plan (including the power to acquire and dispose of all or part of such assets) as the Company shall designate. In that event, the authority over and responsibility for the management of the assets so designated shall be the sole responsibility of that Investment Manager.


Article 11.  Amendment, Merger and Termination



11.01	Amendment of the Plan

	The Company, by action of its Board of Directors, may at any time and from time to time, and retroactively if deemed necessary or appropriate, amend in whole or in part any or all of the provisions of the Plan. However, no amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of persons entitled to benefits under the Plan, before the satisfaction of all liabilities with respect to them. No amendment shall be made which has the effect of decreasing the Accrued Pension of any Participant or of reducing the nonforfeitable percentage of the Accrued Pension of a Participant below the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective. No amendment shall be made which affects the rights, duties or responsibilities of the Trustee unless the Trustee provides written consent to such amendment.

11.02	Merger or Consolidation

	The Company may, in its sole discretion, merge this Plan with another qualified plan, subject to any applicable legal requirements. However, the Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

11.03	Additional Participating Employers

	(a)	If any company is now or becomes a subsidiary or associated
company of an Employer, the Company may include the employees of that company as participants in the Plan upon appropriate action by that company necessary to adopt the Plan. In that event, or if any persons become Employees of an Employer as the result of merger or consolidation or as the result of acquisition of all or part of the assets or business of another company, the Company shall determine to what extent, if any, credit and benefits shall be granted for previous service with the subsidiary, associated or other company, but subject to the continued qualification of the trust for the Plan as tax-exempt under the Code.

 	(b)	Any subsidiary or associated company may terminate its
participation in the Plan upon appropriate action by it. In that event, the Company may, in its sole discretion (i) retain all or a portion of the Participants in the employ of that associated company as terminated participants in the Plan or (ii) direct that the Trustee segregate the funds of the Plan held on account of all or a portion of the Participants in the employ of that associated company, and direct that the segregated assets be spun off into a separate plan to be administered by the associated company.

11.04	Termination of the Plan

	The Company, by action of its Board of Directors, may terminate the Plan for any reason at any time. In case of termination of the Plan, the rights of Participants to their Accrued Pensions as of the date of the termination, to the extent then funded or protected by law, if greater, shall be nonforfeitable. The funds of the Plan shall be used for the exclusive benefit of persons entitled to benefits under the Plan as of the date of termination, except as provided in Section 3.06. However, any funds not required to satisfy all liabilities of the Plan for benefits because of erroneous actuarial computation shall be returned to the Company. The Administrative Committee shall determine on the basis of actuarial valuation the share of the funds of the Plan allocable to each person entitled to benefits under the Plan in accordance with Section 4044 of ERISA, or corresponding provision of any applicable law in effect at the time. In the event of a partial termination of the Plan, the provisions of this Section 11.04 shall be applicable to the Participants affected by that partial termination.


Article 12.  General Provisions



12.01	Nonalienation; Qualified Domestic Relations Orders

	(a)	Except as required by any applicable law, no benefit under the
Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any Qualified
Domestic Relations Order.

	(b)	An immediate lump sum payment, which is the Actuarial Equivalent of the series of payments provided for in a Qualified Domestic
Relations Order, shall be made in lieu of the series of payments if the value of the lump sum payment is $3,500 or less.

12.02	Conditions of Employment Not Affected by Plan

	The establishment of the Plan shall not confer any legal rights upon any Employee or other person for a continuation of employment, nor shall it interfere with the right of the Employer (which right is hereby reserved) to discharge any Employee and to treat him without regard to the effect which that treatment might have upon him as a Participant or potential Participant of the Plan.

12.03	Facility of Payment

	(a)	If the Administrative Committee finds that a Participant or other person entitled to a benefit is unable to care for his affairs because of illness or accident, the Administrative Committee may direct that any benefit due him, unless a claim has been made for the benefit by a duly appointed legal representative, be paid to his Spouse, a child, a parent or other blood relative, or to a person with whom he resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.


	(b)	If the Administrative Committee finds that a Participant or other person entitled to a benefit is a minor, the Administrative
Committee may direct that any benefit due him, unless a claim has been made for the benefit by a duly appointed legal representative, be paid in the following order of preference: (i) to the minor's custodial parent(s); (ii) if no custodial parent of the minor is then living, to a custodian selected by the Administrative Committee to hold the funds for the minor under the Uniform Transfers or Gifts to Minors Act in effect in the jurisdiction in which the minor resides; (iii) if the Administrative Committee decides not to select a custodian pursuant to subparagraph (ii), to the duly appointed and currently acting guardian of the estate of the minor; or (iv) if no guardian of the estate of the minor is duly appointed or currently acting within 60 days of the date the amount becomes payable, to the court having jurisdiction over the estate of the minor.

12.04	Information

	(a)	Each Participant, Beneficiary or other person entitled to a
benefit, before any benefit shall be payable to him or on his account under the Plan, shall file with the Administrative
Committee the information that it shall require to establish his rights and benefits under the Plan.

	(b)	If a Participant in his application for retirement income, or in response to any request by the Employer or Administrative
Committee for information, makes any statement which is erroneous or omits any material fact or fails before receiving his first payment to correct any information that he previously incorrectly furnished to the Employer or the Administrative Committee for its records, the amount of his Pension shall be adjusted on the basis of the current facts, and the amount of any overpayment or underpayment made to the Participant shall be deducted from, or added to, his next succeeding payments as the Administrative
Committee shall direct.

12.05	(Reserved)

12.06	Proof of Death and Right of Beneficiary or Other Person

	The Administrative Committee may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive the value of the Plan benefits of a deceased Participant as the Administrative Committee may deem proper, and its determination of death and of the right of that Beneficiary or other person to receive payment shall be conclusive.

12.07	Failure to Locate Recipient

	In the event that the Administrative Committee is unable to locate a Participant or Beneficiary who is entitled to payment under the Plan within 7 years from the date such payment was to have been made, the amount to which such Participant or Beneficiary was entitled shall be declared a forfeiture and shall be used to reduce future Employer contributions to the Plan. If the Participant or Beneficiary is later located, the benefit which was previously forfeited hereunder shall be restored by means of an additional Employer contribution to the Plan, if necessary.

12.08	Action by the Board of Directors

	Any action required or permitted to be taken by the Board of Directors under the Plan shall be by resolution adopted by the Board of Directors at a meeting held either in person or by telephone or other electronic means, or by unanimous written consent in lieu of a meeting. The Board of Directors may, in its discretion, appoint the Executive Committee or another Committee to take those actions on its behalf which are the responsibility of the Board of Directors in accordance with the terms of the Plan.



12.09	Construction

	(a)	The Plan shall be construed, regulated and administered pursuant to the laws of the State of California, except where ERISA controls.

	(b)	If any provision of this instrument is held by a court of
competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

	(c)	The use of the masculine pronoun in this Plan shall include the feminine pronoun wherever appropriate, and vice versa.

	(d)	The use of the singular form of a word in this Plan shall include the plural form wherever appropriate, and vice versa.

	(e)	The titles and headings of the Articles and Sections in this Plan are for convenience only. In the case of ambiguity or inconsistency, the text rather than the titles or headings shall control.









Execution of the Plan

The Farmer Bros. Co. Retirement Plan is hereby executed this 27th day of February, 2002.

/s/    John E. Simmons
__________________________________________
(Signature)

       Treasurer
__________________________________________
(Title)



































Appendix A.	Maximum Annual Benefit Limitation and Maximum Annual Additions
Limitation

Section 6.01 of the Plan shall be construed in accordance with this Appendix
A. Unless the context clearly requires otherwise, words and phrases used in this Appendix A shall have the same meanings that are assigned to them under the Plan.

The Plan Year shall be considered a "limitation year" for purposes of this Appendix A and Section 415 of the Code.

A.01	Definitions

The following words and phrases, when used in this Appendix A with an initial capital letter, shall have the following meanings, unless the context clearly indicates otherwise:

 	"Annual Additions" on behalf of a Participant under the Plan or any other qualified plan maintained by the Employer or an Affiliated
Employer for the Plan Year shall not include transfers to the Plan from any other qualified plan but shall include:

	(a)	The total contributions made on behalf of the Participant by the
Employer and all Affiliated Employers under any qualified Defined
Contribution Plan,

	(b)	With respect to limitation years beginning before 1987, the
lesser of the part of the Participant's contributions in excess of 6% of his Section 415 Compensation or one-half of his total contributions to any qualified Defined Contribution Plan maintained by the Employer or an Affiliated Employer,

	(c)	With respect to Limitation Years beginning after 1986, all of the
Participant's contributions to any qualified Defined Contribution
Plan maintained by the Employer or an Affiliated Employer,

	(d)	Forfeitures, if applicable, that have been allocated on behalf of the Participant under any qualified Defined Contribution Plan maintained by the Employer or an Affiliated Employer,

	(e)	Voluntary or mandatory contributions made by the Participant under this Plan or another qualified Defined Benefit Plan maintained by the Employer or an Affiliated Employer, and

	(f)	Contributions made on behalf of the Participant to an "individual medical benefit account" under a pension or annuity plan main-tained by the Employer or an Affiliated Employer, as described, and to the extent required, under Section 415(l) of the Code.

	"Defined Benefit Plan" means any qualified pension plan which is not a Defined Contribution Plan; however, in the case of a Defined Benefit
Plan which provides a benefit which is based partly on the balance of the separate account of a participant, that plan shall be treated as a Defined Contribution Plan to the extent benefits are based on the separate account of a participant and as a Defined Benefit Plan with respect to the remaining portion of the benefits under the plan.

	"Defined Benefit Plan Fraction" for any limitation year is a fraction -

	(a)	The numerator of which is the projected annual benefit of the
Participant (determined as of the close of the limitation year) under all Defined Benefit Plans maintained by the Employer or an Affiliated Employer; and

	(b)	The denominator of which is the lesser of (i) or (ii) below:

		(i)	The product of 1.25 multiplied by the defined benefit plan
dollar limitation under Section 415(b)(1)(A) of the Code
(automatically adjusted each year as described in Section A.02(d)) in effect for such limitation year; or

		(ii)	The product of 1.4 multiplied by an amount that is 100% of
the Participant's average Section 415 Compensation for the three consecutive years in which his Section 415
Compensation was the highest.

	"Defined Contribution Plan" means any qualified pension plan which provides for an individual account for each participant and for benefits based solely upon the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which may be allocated to that participant's accounts, subject to the limitations described in the definition of "Defined Benefit Plan" above.

	"Defined Contribution Plan Fraction" for any limitation year is a fraction --

	(a)	The numerator of which is the sum of the Annual Additions made by the Employer or an Affiliated Employer on behalf of the Participant for such limitation year and all prior limitation years; and

	(b)	The denominator of which is the sum of the lesser of (i) or (ii)
below determined for such limitation year and for each prior year of service with the Employer or an Affiliated Employer:

		(i)	The product of 1.25 multiplied by the defined contribution
plan dollar limitation under Section 415(c)(1)(A) of the Code (automatically adjusted every year as described in Section A.02(d)); or

		(ii)	The product of 1.4 multiplied by an amount equal to 25% of
the Participant's Section 415 Compensation for such year.



			At the direction of the Administrative Committee, the portion of the denominator of that fraction with respect to limitation years ending before 1983 shall be computed as the denominator for the limitation year ending in 1982, as determined under the law as then in effect, multiplied by a fraction the numerator of which is the lesser of:

			(A)	$51,875; or

			(B)	1.4 multiplied by 25% of the Participant's
Section 415 Compensation for the limitation year ending in 1981;

			and the denominator of which is the lesser of:

			(A)	$41,500; or

			(B)	25% of the Participant's Section 415 Compensation for
that limitation year.

	"Section 415 Compensation" means wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or an Affiliated Employer to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances), and excluding:

	(a)	Contributions made by the Employer or an Affiliated Employer on behalf of the Participant to the Plan or any other plan of deferred compensation maintained by the Employer or an Affiliated
Employer;

	(b)	Amounts realized from the exercise of a non-qualified stock
option;

	(c)	Amounts realized when restricted stock is no longer subject to substantial risk of forfeiture;

	(d)	Amounts realized from the disposition of stock acquired under a qualified stock option; and

	(e)	Other amounts that receive special tax benefits.

Effective January 1, 1998, Section 415 Compensation also includes any pre-tax contributions pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 401(k), 402(g)(3), 402(h)(1)(B) or 403(b) of the Code.
On or after January 1, 2001, Code Section 132(f) transportation benefits are also included in determining Section 415 Compensation.

	"Social Security Retirement Age" means age 65 with respect to a Parti-cipant who was born before January 1, 1938; age 66 with respect to a Participant who was born after December 31, 1937, and before January 1, 1955; and age 67 with respect to a Participant who was born after December 31, 1954.

A.02	Adjustments to Maximum Annual Benefit Limitation

	(a)	The maximum annual benefit limitation described in
Section 6.01(a) shall be subject to the following adjustments:

		(i)	Less than 10 Years of Participation.  If the Participant
has not been a Participant in the Plan for at least 10 years, the maximum annual benefit limitation in Sec-tion 6.01(a)(i) shall be multiplied by the ratio that the number of years of his participation in the Plan bears to 10.



		(ii)	Less than 10 Years of Vesting Service.  If the Participant
has not completed 10 Years of Vesting Service, the maximum annual benefit limitation in Section 6.01(a)(ii) shall be multiplied by the ratio that the number of his Years of Vesting Service bears to 10.

(iii)	Payment Before Age 62.  If the benefit begins before the
Participant attains age 62, the maximum annual benefit limitation in Section 6.01(a)(i) shall be equal to the lesser of the Actuarial Equivalent of the maximum annual benefit limitation at age 62 (as determined in accordance with Section A.02(a)(iv) below) calculated using the following:

(i)	The early retirement factors prescribed in the Plan
(or in the absence of prescribed factors, the mortality table and interest rate prescribed in the definition of Actuarial Equivalent); or

(ii)	The IRS Mortality Table and an interest rate equal to
5%. Notwithstanding the foregoing, the mortality decrement shall be applied only on a post-retirement basis where the Plan benefits are not subject to forfeiture upon the Participant's death prior to his Annuity Starting Date.

		(iv)	Payment After Age 62 And Before Social Security Retirement
Age.  If the benefit begins before the Participant's Social
Security Retirement Age but on or after the date he attains age 62, the maximum annual benefit limitation in
Section 6.01(a)(i) shall be reduced by 5/9 of one percent for each of the first 36 months plus 5/12 of one percent for each additional month by which the Participant is younger than the Social Security Retirement Age at the date his benefit begins.



		(v)	Payment After Social Security Retirement Age.  If the
benefit begins after the Participant's Social Security
Retirement Age, the maximum annual benefit limitation in
Section 6.01(a)(i) shall be equal to the lesser of the Actuarial Equivalent of the maximum annual benefit limitation at the Participant's Social Security Retirement
Age calculated using:

(i)	The deferred retirement factors prescribed in the
Plan (or in the absence of prescribed factors, the mortality table and interest rate prescribed in the definition of Actuarial Equivalent); or

(ii)	The IRS Mortality Table and an interest rate equal to
5%. Notwithstanding the foregoing, the mortality decrement shall be applied only on a post-retirement basis where the Plan benefits are not subject to forfeiture upon the Participant's death prior to his Annuity Starting Date.

	(b)	The limitations in Section 6.01 shall not apply to any
Participant who has not at any time participated in any Defined
Contribution Plan maintained by the Employer or an Affiliated
Employer if the Participant's total annual retirement benefit payable under the Plan and all other Defined Benefit Plans maintained by the Employer or an Affiliated Employer does not exceed $10,000.

	(c)	A Participant's benefit shall be subject to the following
adjustments before the application of the maximum annual benefit limitation in Section 6.01(a) and, as so modified, shall be subject to such limitation:

(i)	If the Participant's benefit is payable as a joint and
survivor annuity with his Spouse as the Beneficiary, the modification of the benefit for that form of payment shall be made before the application of the maximum limitation in
Section 6.01(a) and, as so modified, shall be subject to the limitation.



(ii)	If the Participant's benefit is payable in a form that is
neither described in Section A.01(c)(i) nor a straight life annuity, the Participant's benefit shall be converted to a straight life benefit before the application of the maximum benefit limitation in Section 6.01(a)(i) and, as so modified, shall be subject to such limitation. For purposes of the subsection, the straight life benefit shall be equal to the greater of the Actuarial Equivalent of the benefit otherwise payable to the Participant' calculated using:

(A)	The optional benefit factors prescribed in the Plan
(or in the absence of prescribed factors, the mortality table and interest rate prescribed in the definition of Actuarial Equivalent); or

(B)	The IRS Mortality Table and an interest rate equal to
5%, or, if the form of benefit is subject to Section
417(e)(3) of the Code, an interest rate equal to the IRS Interest Rate.

	(d)	As of January 1 of each calendar year commencing on or after
January 1, 1988, the dollar limitation as determined by the Commissioner of the Internal Revenue Service for that calendar year shall become effective as the maximum annual benefit limitation in Section 6.01(a)(i) during the limitation year ending within that calendar year.

A.03	Maximum Annual Additions Limitation

	If a Participant's Annual Additions for any Plan Year would otherwise exceed the maximum Annual Additions limitation set for in
Section 6.01(b), the excess Annual Additions for such Plan Year shall be reduced by reducing the contributions made on behalf of the
Participant to the Defined Contribution Plans maintained by the
Employer or an Affiliated Employer during such Plan Year in the manner and priority set forth in such plans.
A.04	Participant in a Defined Contribution Plan

This Section is repealed for Plan Years beginning January 1, 2000 and thereafter.

	(a)	If a Participant under this Plan has at any time participated in a Defined Contribution Plan maintained by the Employer or an Affiliated Employer, and if Annual Additions have been made on behalf of the Participant under such Defined Contribution Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed 1.0.

	(b)	In the event the sum of a Participant's Defined Benefit Plan
Fraction and Defined Contribution Plan Fraction exceeds 1.0, his benefits under, and contributions to, all plans shall be accomplished by first reducing the benefits otherwise payable to the Participant under this Plan or any other Defined Benefit Plan in which the Participant participates (in such priority as shall be determined by the Administrative Committee for this Plan and the administrators of such other plans), and second by reducing the contributions made on behalf of the Participant to Defined
Contribution Plans in which the Participant participates in the manner and priority set forth in such plans. The necessary reductions may, however, be made in a different manner and priority pursuant to the agreement of the Administrative
Committee for this Plan and the administrators of all other plans in which the Participant participates.

A.05	Preservation of Current Accrued Pension

	Notwithstanding anything to the contrary contained in this Appendix A, a Participant's annual benefit payable under the Plan, prior to any reduction required by operation of Section A.04, shall in no event be less than:



	(a)	The benefit that the Participant had accrued under the Plan as of the end of the Plan Year beginning in 1982, with no changes in the terms and conditions of the Plan on or after July 1, 1982, taken into account in determining that benefit; or

	(b)	The benefit that the Participant had accrued under the Plan as of the end of the Plan Year beginning in 1986, with no changes in the terms and conditions of the Plan after May 5, 1986, taken into account in determining that benefit.


Appendix B.  Top-Heavy Provisions

Section 6.02 of the Plan shall be construed in accordance with this Appendix
B. Unless the context clearly requires otherwise, words and phrases used in this Appendix B shall have the same meanings that are assigned to them under the Plan.

B.01	General Definitions

The following words and phrases, when used in this Appendix B with an initial capital letter, shall have the following meanings, unless the context clearly indicates otherwise:

	"Applicable Determination Date" means the last day of the later of the first Plan Year or the preceding Plan Year (where two or more plans are aggregated and they do not have the same Plan Year, the Applicable Determination Date for each plan shall be such date for each plan which falls within the same calendar year).

	"Applicable Valuation Date" means the valuation date coincident with or immediately preceding the last day of the first Plan Year or the preceding Plan Year, whichever is applicable.

	"Average Remuneration" means the average annual Remuneration of a Participant for the five consecutive years of Benefit Service after December 31, 1983, during which he receives the greatest aggregate Remuneration from the Employer or an Affiliated Employer, excluding any Remuneration for service after the last Plan Year with respect to which the Plan is top-heavy.

	"Key Employee" means an Employee who is in a category of Employees determined in accordance with the provisions of Sections 416(i)(1) and
(5) of the Code and any regulations thereunder, and where applicable, on the basis of the Employee's Remuneration from the Employer or an Affiliated Employer.

	"Non-Key Employee" means any Employee who is not a Key Employee.

	"Permissive Aggregation Group" means each qualified plan in the Required Aggregation Group and any other qualified plan(s) of the Employer or an Affiliated Employer in which all Participants are Non-Key Employees if the resulting aggregation group continues to meet the requirements of Sections 401(a)(4) and 410 of the Code.

	"Remuneration" means "Section 415 Compensation" (as defined in Appendix
A), except that Remuneration for purposes of this Appendix B shall not exceed the Maximum Compensation Limitation for any Plan Year.

	"Required Aggregation Group" means any other qualified plan(s) of the Employer or an Affiliated Employer in which there are Participants who are Key Employees or which enable(s) the Plan to meet the requirements of Sections 401(a)(4) and 410 of the Code.

	"Top-Heavy Ratio" means the ratio of (a) the present value of the Accrued Pensions under the Plan for Key Employees to (b) the present value of the Accrued Pensions under the Plan for all Key Employees and Non-Key Employees. The Top-Heavy Ratio shall be determined as of the Applicable Valuation Date in accordance with Sections 416(g)(3) and (4) of the Code utilizing the Plan's actuarial funding assumptions. For purposes of determining the Top-Heavy Ratio:

	(a)	The present value of Accrued Pensions under the Plan shall be combined with the present value of accrued pensions or account balances under each other qualified plan in the Required
Aggregation Group and, in the discretion of the Administrative
Committee, may be combined with the present value of accrued pensions or account balances under any other qualified plan in the Permissive Aggregation Group;

	(b)	The present value of accrued pensions or account balances of all
Non-Key Employees who were Key Employees during any prior Plan
Year shall not be taken into account;

	(c)	Distributions made during the five-year period ending on the
Applicable Determination Date shall be taken into account; and

	(d)	The present value of accrued pensions or account balances of
Participants who have not performed services for the Employer or an Affiliated Employer during the five-year period ending on the Applicable Determination Date shall not be taken into account.

B.02	Top-Heavy Definition

 	The Plan shall be "top-heavy" with respect to any Plan Year if, as of the Applicable Determination Date, the Top-Heavy Ratio exceeds 60%.

B.03	Provisions Applicable When The Plan Is Top-Heavy

	(a)	The following provisions shall be applicable to Participants for any Plan Year with respect to which the Plan is top-heavy:

		(i)	The Accrued Pension of a Participant who is a Non-Key Em-
ployee shall not be less than 2% of his Average
Remuneration multiplied by the number of years of his Benefit Service, not in excess of 10, during the Plan Years after 1983 for which the Plan is top-heavy. That minimum benefit shall be payable at a Participant's Normal
Retirement Date. If payments commence at a time other than the Participant's Normal Retirement Date, the minimum
Accrued Pension shall be the Actuarial Equivalent of that minimum benefit.



(ii)	A Participant shall vest in his Accrued Pension Derived
from Employer Contributions in accordance with the following schedule in lieu of the provisions of
Section 4.01(b):

Years of Vesting Service
Vesting Percentage
Less than 2            0%
2 but less than 3     20%
3 but less than 4     40%
4 but less than 5     60%
5 or more            100%

			However, in no event shall the Participant's vested percentage in his Accrued Pension Derived from Employer
Contributions determined under this Section B.03(a)(ii) be less than the Participant's vested percentage determined under Section 4.01(b).

		(iii)	The 1.25 multiplier in the definitions of "Defined Benefit
Plan Fraction" and "Defined Contribution Plan Fraction" in
Section A.01 of Appendix A shall be reduced to 1.0, and the $51,875 dollar amount in the definition of "Defined
Contribution Plan Fraction" in Section A.01 of Appendix A shall be reduced to $41,500.

	(b)	If the Plan is top-heavy with respect to a Plan Year and ceases to be top-heavy for a subsequent Plan Year, the following provisions shall be applicable:

		(i)	The Accrued Pension in any such subsequent Plan Year shall
not be less than the minimum Accrued Pension provided in Section B.03(a)(i) computed as of the end of the most recent Plan Year for which the Plan was top-heavy.



		(ii)	If a Participant has completed three Years of Vesting
Service on or before the last day of the most recent Plan
Year for which the Plan was top-heavy, the vesting schedule set forth in Section B.03(a)(ii) shall continue to be applicable.

		(iii)	If a Participant has completed at least two, but less than
three, Years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting provisions of Section 4.01(b) shall again be applicable; provided however, that in no event shall the vested percentage of a Participant's Accrued
Pension Derived from Employer Contributions be less than the percentage determined under Section B.03(a)(ii) as of the last day of the most recent Plan Year for which the Plan was top-heavy.



Appendix C.	Limitation Concerning Highly Compensated Employees or Former
Highly Compensated Employees (Effective January 1, 1994)

Beginning January 1, 1994, the provisions of this Appendix C shall apply (a) in the event the Plan is terminated, to any Participant who is a Highly Compensated Employee or former Highly Compensated Employee of the Employer or an Affiliated Employer, and (b) in any other event, to any Participant who is one of the 25 highest compensated employees or former highest compensated employees of the Employer or Affiliated Employer with the greatest compensation in any Plan Year.

C.01	Restrictions

	The amount of the annual payments to any one of the Participants to whom this Appendix C applies shall not be greater than the sum of:

	(a)	An amount equal to the payments that would be made on behalf of the Participant under a single life annuity that is the Actuarial
Equivalent of the sum of the Participant's Accrued Pension and other benefits under the Plan (other than a social security supplement), and

	(b)	The amount of the payments the Participant is entitled to
receive, if any, under a social security supplement.

C.02	Limitation on Restrictions

	(a)	If, after payment of benefits to any one of the Participants to whom this Appendix C applies, the value of Plan assets equals or exceeds 110% of the value of current liabilities (as that term is defined in Section 412(l)(7) of the Code) of the Plan, the provisions of Section C.01 shall not be applicable to the payment of benefits to such Participant.

	(b)	If the value of the Accrued Pension and other benefits of any one of the Participants to whom this Appendix C applies is less than 1% of the value of current liabilities (as that term is defined in Section 412(l)(7) of the Code) of the Plan, the provisions of Section C.01 shall not be applicable to the payment of benefits to such Participant.

	(c)	If the Actuarial Equivalent of the Accrued Pension and other benefits of any one of the Participants to whom this Appendix C applies does not exceed $5,000 ($3,500 prior to August 5, 1997), the provisions of Section C.01 shall not be applicable to the payment of benefits to such Participant.

	(d)	To the extent permitted by law, if any Participant to whom this
Appendix C applies elects to receive a lump sum payment in lieu of his benefit and the provisions of Section C.01 are not met with respect to such Participant, the Participant shall be entitled to receive his benefit in full provided he (i) agrees to repay to the Plan any portion of the lump sum payment which would be restricted by operation of the provisions of Section C.01 and
(ii) provides adequate security to guarantee that repayment in accordance with rules established by the Internal Revenue
Service.

	(e)	In the event the Plan is terminated, the restrictions of this
Appendix C shall not be applicable if the benefits payable to any Highly Compensated Employee and any former Highly Compensated
Employee are limited to a benefit that is nondiscriminatory under
Section 401(a)(4) of the Code.

	(f)	If it is subsequently determined by statute, court decision
acquiesced in by the Commissioner of Internal Revenue, or ruling by the Commissioner of Internal Revenue, that the provisions of this Appendix C are no longer necessary to qualify the Plan under the Code, this Appendix C shall be ineffective without the necessity of further amendment to the Plan.


Appendix D.	Limitation Concerning Highly Compensated Employees or Former
Highly Compensated Employees (Effective January 1, 1989, Through
		December 31, 1993


For the period beginning January 1, 1989, and ending December 31, 1993, the provisions of this Appendix D shall apply to any Participant who is one of the 25 highest paid Employees of the Employer on any Commencement Date and whose anticipated annual Pension provided under the Plan at Normal Retirement Date exceeds $1,500. "Commencement Date" means the Effective Date of the Plan or the effective date of any amendment to the Plan which increases the benefits.

	(a)	If the Plan is terminated during the first 10 years after a
Commencement Date, the amount of the Pension provided under the Plan for any one of the Participants to whom this Appendix D applies shall not be greater than the amount of Pension that can be provided by the largest of the following amounts:

		(i)	The Employer's contributions (or funds attributable to
those contributions) which would have been applied to provide the Pension if the Plan as in effect on the date before that Commencement Date had been continued without change;

		(ii)	$20,000;

		(iii)	The sum of (A) the Employer's contributions (or funds
attributable to those contributions) which would have been applied to provide benefits for the Employee if the Plan had been terminated on the day before that Commencement
Date, plus (b) an amount computed by multiplying the smaller of $10,000 or 20 percent of the average annual remuneration of that Employee during the last five years of service, by the number of years since that Commencement
Date; or

		(iv)	The present value of the maximum benefit guaranteed by the
Pension Benefit Guaranty Corporation (PBGC), as described in Section 4022(b)(3)(B) of ERISA, determined on the basis of the actuarial assumptions promulgated by the PBGC applicable as of the date of termination of the Plan or the date Pension payments commence, whichever is earlier.

	(b)	Any excess reserves arising by application of the provisions of paragraph (a) above shall be used and applied as provided in the Plan for the benefit of the other persons entitled to benefits under the Plan. However, if sufficient funds are available to provide in full for the Pensions accrued for all other persons entitled to benefits under the Plan to the date of termination of the Plan, those excess reserves shall first be used and applied to provide the accrued Pensions of the Participants whose Pensions have been restricted by operation of the provisions of this Appendix D.


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